As filed with the Securities and Exchange Commission
on April 28, 2000                                    Registration Nos.: 33-57166
                                                                        811-7434


                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20546

                                   FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933    X
                                                       -----
     Pre-Effective Amendment No.   [_]
     Post-Effective Amendment No.  [11]

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940    X
                                                               -----
     Amendment No.                 [13]


                           THE STRATTON FUNDS, INC.
                           ------------------------
              (Exact Name of Registrant as Specified in Charter)

      610 W. Germantown Pike, Suite 300, Plymouth Meeting, PA 19462-1050
      ------------------------------------------------------------------
          (Address of Principal Executive Offices including Zip Code)

                                (610) 941-0255
                                --------------
             (Registrant's Telephone Number, including Area Code)

                    Patricia L. Sloan, Secretary/Treasurer
                           The Stratton Funds, Inc.
      610 W. Germantown Pike, Suite 300, Plymouth Meeting, PA 19462-1050
      -------------------------------------------------------------------
                    (Name and Address of Agent for Service)

                                With copies to:
                            Jeffrey A. Dalke, Esq.
                          Drinker Biddle & Reath LLP
                   1100 Philadelphia National Bank Building
                             1345 Chestnut Street
                          Philadelphia, PA 19107-3496
                                (215) 988-2700


It is proposed that this filing will become effective:

[_] immediately upon filing pursuant to paragraph (b)
[X] on May 1, 2000 pursuant to paragraph (b)
[_] 60 days after filing pursuant to paragraph (a)(1)
[_] on (date) pursuant to paragraph (a)(1)
[_] 75 days after filing pursuant to paragraph (a)(2)
[_] on (date) pursuant to paragraph (a)(2) of rule 485

If appropriate, check the following box:

[_] this post-effective amendment designates a new effective date for a previously filed post-effective amendment


Title of Securities Being Registered:        Shares of Common Stock

[Front Cover]


PROSPECTUS
MAY 1, 2000



Stratton Growth Fund
Stratton Monthly Dividend REIT Shares
Stratton Small-Cap Value Fund






LOGO


















                                    STRATTON
                                  Mutual Funds
                         Stability . Strategy . Success




The Securities and Exchange Commission has not approved or disapproved these securities nor has it passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

                             STRATTON MUTUAL FUNDS

                          Stratton Growth Fund, Inc.
                  Stratton Monthly Dividend REIT Shares, Inc.

                         Stratton Small-Cap Value Fund



                                  PROSPECTUS

                                  May 1, 2000


                       Plymouth Meeting Executive Campus
                       610 W. Germantown Pike, Suite 300
                        Plymouth Meeting, PA 19462-1050
                                (610) 941-0255




                               TABLE OF CONTENTS

                                                                      Page
                                                                      ----
Fund Summaries......................................................     2
Fee Table...........................................................     8
Financial Highlights................................................     8
Investment Policies and Risk Considerations.........................    10
Investment Advisor..................................................    11
Pricing Fund Shares.................................................    12
How to Buy Fund Shares..............................................    13
How to Redeem Fund Shares...........................................    15
Exchange Privilege..................................................    16
Retirement Plans....................................................    17
Tax Treatment: Dividends and Distributions..........................    17

FUND SUMMARIES      This Prospectus offers shares of the following funds:
                    Stratton Growth Fund, Inc. ("SGF"); Stratton Monthly
                    Dividend REIT Shares, Inc. ("SMDS"); and Stratton Small-Cap
                    Value Fund ("SSCV") of The Stratton Funds, Inc.

Stratton Growth
Fund

Investment          Possible growth of capital with current income from interest
Objectives          and dividends as a secondary objective.

Principal Strategy  The fund normally invests in common stocks of well-
                    established U.S. companies with excellent dividend records, in the opinion of the investment advisor. Stock of companies that pay above average dividends tend to be less volatile than companies that do not pay dividends. The investment advisor believes that companies which consistently strive to increase their dividends tend to offer the potential of above average returns. The fund also may invest in securities convertible into common stock.

                    In picking stocks for the fund, the fund's investment advisor initially reviews common stock yield. The investment advisor then reviews additional yield characteristics such as dividend growth rates and dividend coverage. Fundamental analysis is also employed, focusing on important characteristics such as earnings and cash flow outlook, management strengths, and industry competitive position. These same characteristics are reviewed when eliminating a stock from the portfolio if, when compared to its peers, a stock has unfavorable future prospects. The investment advisor continuously reviews economic and social conditions so that the fund's portfolio has the greatest possible potential for capital growth, consistent with reasonable levels of risk. SGF hopes to achieve steady, stable growth of principal and dividend income.

Principal Risks     There are risks involved with any investment, but the risks associated with an investment in the fund include:

                      . Stock market risk, or the risk that the price of securities held by the fund will rise or fall due to various conditions or circumstances which may be unpredictable

                      .  Loss of part or all of your money invested in the fund

                      . The portfolio manager's skill in assessing the potential of the stocks the fund buys

Bar Chart and       The following bar chart and performance table provide some
Performance Table   indication of the risks of investing in the fund by showing changes in the fund's performance from year to year and showing how the fund's average annual returns compare with those of a broad measure of market performance. Both the bar chart and performance table assume reinvestment of dividends and distributions. As with all mutual funds, past performance is not a prediction of future performance.

                    Annual Returns (%)
                    ------------------

                    1999   1998  1997  1996  1995  1994  1993 1992  1991  1990
                    (9.29) 11.46 36.06 14.17 37.68 7.19  6.41 6.71  22.18 (6.72

                    During the ten years ended December 31, 1999, the highest return for a quarter was 15.47% for the quarter ended December 31, 1998, and the lowest return was (12.95%) for the quarter ended September 30, 1998.



                                      Performance Table
                    Average Annual Total Returns as of December 31, 1999

                                           1 Year     5 Years     10 Years
                                           ------     -------     --------
                    SGF                    (9.29%)     16.68%      11.61%
                    ---
                    S & P 500*             20.89%      28.24%      17.98%
                    S & P/BARRA Value**    12.72%      22.83%      15.54%

                    ___________

                    *The S&P 500 Index is a widely recognized, unmanaged index of 500 common stocks that is generally considered to be representative of the U.S. stock market as a whole.

                    ** The S&P/BARRA Value index is an unmanaged, capitalization-weighted index of all stocks in the S&P 500 that have low price-to-book ratios.

Suitability         The fund may be a suitable investment for you if you:

                    .  Desire an investment that focuses on growth and income.

                    .  Are investing for retirement or other long-term goals.

                    .  Can tolerate performance that varies from year to year.

Stratton Monthly
Dividend REIT
Shares

Investment Objective  A high rate of return from dividend and interest income on investments in common stock and securities convertible into common stock.

Principal Strategy    The fund invests at least 65% of its total assets in
                      common stocks and other equity securities of real estate investment trusts ("REITs"). REITs were created to enable investors to participate in the benefits of owning income-producing real estate. REITs own many different types of properties, such as apartment complexes, office buildings, hotels, health care facilities, shopping centers, and shopping malls.

                      The fund is managed to provide a high level of monthly income to its shareholders and therefore looks for companies that have strong dividend payouts. The fund needs higher yielding securities to maintain its own attractive dividend payout. REITs satisfy this income requirement, while also offering the potential for dividend growth and capital appreciation. Investment decisions will be made on the basis of an analysis of fundamentals of individual companies and on relevant economic and social conditions.

Principal Risks       There are risks involved with any investment, but the
                      risks associated with an investment in the fund include:

                      . Stock market risk, or the risk that the price of securities held by the fund will rise or fall due to various conditions or circumstances which may be unpredictable.

                      . The cyclical nature of the real estate industry, which subjects the real estate and real estate related securities held by the fund to any market or economic condition that may affect the value of real estate (up or down).

                      . The fund is concentrated in REIT securities, which means it may be subject to a greater risk of loss than a non-concentrated mutual fund.

                      .  Loss of part or all of your money invested in the fund.

                      . The portfolio manager's skill in assessing the potential of the stocks they buy.

Bar Chart and         The following bar chart and performance table provide some
Performance Table     indication of the risks of investing in the fund by
                      showing changes in the fund's performance from year to year and showing how the fund's average annual returns compare with those of a broad measure of market performance. Both the bar chart and performance table assume reinvestment of dividends and distributions. As with all mutual funds, past performance is not a prediction of future performance.

               Annual Returns (%)
               ------------------


               1999    1998    1997  1996 1995  1994    1993 1992   1991  1990
               (6.25) (11.75) 18.09  8.58 23.45 (12.13) 6.60 10.41  35.10 (3.83)

               During the ten years ended December 31, 1999, the highest return for a quarter was 12.83% for the quarter ended June 30, 1999, and the lowest return for a quarter was (7.26%) for the quarter ended June 30, 1994.


                               Performance Table
             Average Annual Total Returns as of December 31, 1999

                                           1 Year    5 Years    10 Years
                                           ------    -------    --------
               SMDS                        (6.25%)      5.54%       5.81%
               ----
               S & P 500*                  20.89%      28.24%      17.98%
               NAREIT Equity**             (4.62%)      8.09%       9.14%

               _____________________

               * The S&P 500 Index is a widely recognized, unmanaged index of 500 common stocks that is generally considered to be representative of the U.S. stock market as a whole.

               **The NAREIT Equity Index is an unmanaged index comprised of 178 real estate investment trusts.

Suitability    The fund may be a suitable investment for you if you:

               .  Desire an investment that focuses on income.

               .  Are investing for retirement or other long-term goals.

               .  Can tolerate performance that varies from year to year.

Stratton Small-Cap
Value Fund

Investment Objective  Dividend income and capital appreciation.

Principal Strategy    Under normal market conditions, the fund invests at least
                      80% of its assets in common stock and securities convertible into common stock of small capitalization companies. In selecting stocks for the fund to buy, small capitalization companies are defined as companies with market capitalizations, at the time of purchase, that are below the market capitalization of the largest company in the Russell 2000 Index. These common stocks, including dividend-paying common stocks, are of well-established
                      U.S. companies that the investment advisor believes are undervalued. Value stocks are stocks that appear to be under-priced based on traditional measures such as lower price-to-earnings ratios and price-to-book ratios. The fund also invests in real estate investment trusts.

                      Generally, small company stocks are considered more volatile than large company stocks because they have limited product lines and financial resources. Stocks of these companies may experience more abrupt price movements than larger capitalization stocks.

                      The fund's investment advisor employs a three-step process that focuses on a stock's fundamental valuation, earnings projections and, as a confirming factor, relative price strength. Fundamental valuation is the largest component of the process and takes into consideration both a company's valuation relative to its peers and its valuation relative to its private market value. The investment advisor believes that undervalued companies with good earnings prospects have superior appreciation potential with reasonable levels of risk.

                      Securities in the portfolio that the investment advisor may sell are those stocks with either poor earnings prospects relative to their peers or stocks that have excessive valuations relative to their peers.

Principal Risks       There are risks involved with any investment, but the
                      risks associated with an investment in the fund include:

                      . Stock market risk, or the risk that the price of securities held by the fund will rise or fall due to various conditions or circumstances which may be unpredictable.

                      . Small-cap stocks tend to have a higher degree of market risk than large-cap stocks, due to lack of liquidity and other reasons.

                      . The cyclical nature of the real estate industry, which subjects the real estate and real estate related securities held by the fund to any market or economic condition that may affect the value of real estate (up or down).

                      .  Loss of part or all of your investment in the fund.

                      . The success of the fund's investment depends on the portfolio manager's skill in assessing the potential of the stocks they buy.

Bar Chart and         The following bar chart and performance table provide some
Performance Table     indication of the risks of investing in the fund by
                      showing changes in the fund's performance from year to year and showing how the fund's average annual returns compare with those of a broad measure of market performance. Both the bar chart and performance table assume reinvestment of dividends and distributions. As with all mutual funds, past performance is not a prediction of future performance.


                      Annual Returns (%)
                      ------------------

                      1999     1998    1997   1996   1995    1994
                      (1.98)   (9.58)  42.37  14.96  27.27  (2.69)

                      During the six years ended December 31, 1999, the highest return for a quarter was 17.06% for the quarter ended June 30, 1999, and the lowest return for a quarter was (18.92%) for the quarter ended September 30, 1998.


                                        Performance Table

                         Average Annual Total Returns as of December 31, 1999

                                           1 Year    5 Years   Since Inception*
                                           ------    -------   ----------------
                      SSCV                 (1.98%)    13.05%         10.27%
                      Russell 2000**       21.36%     15.04%         12.39%


                      _____________________

                      * Performance of the fund is based on the period April 12, 1993 (commencement of operations) through December 31, 1999. Performance of The Frank Russell 2000 Index (the "Russell 2000") is based on the period March 31, 1993 through December 31, 1999.

                      ** The Russell 2000 is an unmanaged index comprised of the smallest 2000 companies in the Russell 3000 Index, representing approximately 11% of the Russell 3000 total market capitalization. The Russell 3000 Index represents approximately 98% of the investable U.S. equity market.

Suitability           The fund may be a suitable investment for you if you:

                      . Desire an investment that focuses on both growth and income.

                      .  Are investing for retirement or other long-term goals.

                      . Are willing to accept more market risk in return for the potentially higher returns that may come from investing in small-cap companies.

                      .  Can tolerate performance that varies from year to year.

                                                                 SGF         SMDS       SSCV
                                                                 ---         ----       ----
FEE TABLE             Annual Fund Operating Expenses:
                      ------------------------------
                      (as a percentage of average net assets)
                       Management Fees                           0.75%/1/    0.63%/1/   0.75%/2/
                       Other Expenses                            0.41%       0.48%      0.33%
                                                                 ----        ----       ----
                      Total Fund Operating Expenses              1.16%       1.11%      1.08%

                      Example
                      The following example illustrates the expenses that you would pay on a $10,000 investment, assuming (1) a 5% annual rate of return, (2) redemption at the end of each time period, (3) all distributions are reinvested; and (4) each fund's operating expenses remain the same:

                                          1 Year   3 Years   5 Years   10 Years
                                          ------   -------   -------   --------
                      SGF                  $118      $368      $638      $1409
                      SMDS                 $113      $353      $612      $1352
                      SSCV                 $110      $343      $595      $1317

                      ___________
                      /1/ Total Fund Operating Expenses for SGF and SMDS for the fiscal year ended December 31, 1999, with fee waivers, were 1.13% and 1.09%, respectively, of SGF's and SMDS' average net assets. The investment advisor voluntarily has agreed to waive annually $15,000 of its compensation from SGF and SMDS to offset a portion of the cost of certain administrative responsibilities delegated to PFPC Inc. ("PFPC").

                      /2/ This fee represents the basic management fee of 0.75% payable to SSCV, subject to a performance adjustment. The performance adjustment is a rolling 24-month comparison to the Russell 2000. See "Investment Advisor" for a further discussion. For the fiscal year ended December 31, 1999, the investment advisor received 0.59% of SSCV's average net assets. Absent such performance adjustment, the investment advisor would have received 0.75% of SSCV's average net assets.

                      The purpose of the fee table is to help you understand the various costs and expenses you will bear directly or indirectly. In addition to the above fees, the funds' transfer agent charges $9 for each redemption by wire transfer. A more complete description of the various costs and expenses of the funds is contained throughout this Prospectus, in the Statement of Additional Information and in the financial statements and related notes which appear in the funds' Annual Report to Shareholders.

                      This example should not be considered a representation of past or future expenses or performance. Actual expenses may be more or less than those shown.

FINANCIAL             The financial highlights are intended to help you
HIGHLIGHTS            understand each fund's financial performance during the
                      periods stated. Certain information reflects financial results for a single fund share. "Total return" shows how much your investment in a fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been audited by Tait, Weller & Baker, certified public accountants, whose report, along with the funds' financial statements is incorporated by reference into the Statement of Additional Information and is included in the funds'
                      Annual Report to Shareholders dated December 31, 1999, each of which may be obtained free of charge by calling
                      (800) 634-5726.

                          Stratton Growth Fund, Inc.


                                                                                                                7 Months
                                                                                Years Ended December 31,          Ended
                                                                              ----------------------------
                                                                                1999       1998      1997       12/31/96
                                                                              -------    -------   -------      ---------
Net Asset Value, Beginning of Period.......................................   $ 34.07    $ 33.39   $ 27.00      $   27.18
                                                                              -------    -------   -------      ---------
     Income From Investment Operations
     Net investment income.................................................     0.416      0.570     0.550          0.312
     Net gains (losses) on securities (both
       realized and unrealized)............................................    (3.516)     3.130     8.900          1.298
                                                                              -------    -------   -------      ---------
          Total from investment operations.................................    (3.100)     3.700     9.450          1.610
                                                                              -------    -------   -------      ---------
     Less Distributions
     Dividends (from net investment income)................................    (0.410)    (0.590)   (0.540)        (0.580)
     Distributions (from capital gains)....................................    (1.330)    (2.430)   (2.520)        (1.210)
                                                                              -------    -------   -------      ---------
          Total distributions..............................................    (1.740)    (3.020)   (3.060)        (1.790)
                                                                              -------    -------   -------      ---------
Net Asset Value, End of Period.............................................   $ 29.23    $ 34.07   $ 33.39      $   27.00
                                                                              =======    =======   =======      =========

Total Return...............................................................     (9.29%)    11.46%    36.06%          6.40%

Ratios/Supplemental Data
     Net assets, end of period (in 000's)..................................   $43,865    $63,323   $60,177      $  44,801
     Ratio of expenses to average net assets...............................      1.13%      1.07%     1.11%          1.17%/1/
     Ratio of net investment income to average net assets..................      1.21%      1.60%     1.87%          2.08%/1/
     Portfolio turnover rate...............................................     39.81%     38.02%    34.40%         20.32%

                                                                         Years Ended May 31,
                                                                       ---------------------
                                                                         1996          1995
                                                                       -------       -------
Net Asset Value, Beginning of Period.................................  $ 22.35       $ 20.65
                                                                       -------       -------
     Income From Investment Operations
     Net investment income...........................................    0.556         0.537
     Net gains (losses) on securities (both
       realized and unrealized)......................................    5.759         2.978
                                                                       -------       -------
          Total from investment operations...........................    6.315         3.515
                                                                       -------       -------
     Less Distributions
     Dividends (from net investment income)..........................   (0.540)       (0.540)
     Distributions (from capital gains)..............................   (0.945)       (1.275)
                                                                       -------       -------
          Total distributions........................................   (1.485)       (1.815)
                                                                       -------       -------
Net Asset Value, End of Period.......................................  $ 27.18       $ 22.35
                                                                       =======       =======

Total Return.........................................................    29.62%        18.61%

Ratios/Supplemental Data
     Net assets, end of period (in 000's)............................  $42,880       $31,719
     Ratio of expenses to average net assets.........................     1.16%         1.31%
     Ratio of net investment income to average net assets............     2.28%         2.70%
     Portfolio turnover rate.........................................    15.41%        42.54%

____________
/1/ Annualized

                  Stratton Monthly Dividend REIT Shares, Inc.

                                                                                            11 Months
                                                             Years Ended December 31,         Ended         Years Ended January 31,
                                                        ---------------------------------                   -----------------------
                                                         1999          1998        1997     12/31/96          1996         1995
                                                        -------       -------    --------   ---------       -----------------------
Net Asset Value, Beginning of Period...............     $ 24.78       $ 30.25    $  27.43   $   27.40        $  24.84    $  28.69
                                                        -------       -------    --------   ---------        --------    --------
  Income From Investment Operations
  Net investment income............................       1.550         1.650       1.540       1.630           1.880       1.940
  Net gains (losses) on securities (both
   realized and unrealized)........................      (3.010)       (5.070)      3.200       0.160           2.600      (3.870)
                                                        -------       -------    --------   ---------        --------    --------
    Total from investment operations...............      (1.460)       (3.420)      4.740       1.790           4.480      (1.930)
                                                        -------       -------    --------   ---------        --------    --------
  Less Distributions
  Dividends (from net investment income)...........      (1.550)       (1.650)     (1.540)     (1.630)         (1.890)     (1.920)
  Distributions (in excess of net investment
   income).........................................          --        (0.400)         --      (0.130)         (0.030)         --
  Return of capital................................      (0.490)           --      (0.380)         --              --          --
                                                        -------       -------    --------   ---------        --------    --------
    Total distributions............................      (2 040)       (2.050)     (1.920)     (1.760)         (1.920)     (1.920)
                                                        -------       -------    --------   ---------        --------    --------
Net Asset Value, End of Period.....................     $ 21.28       $ 24.78    $  30.25   $   27.43        $  27.40    $  24.84
                                                        =======       =======    ========   =========        ========    ========

Total Return.......................................       (6 25%)      (11 75%)     18.09%       7.12%          18.98%      (6.57%)

Ratios/Supplemental Data
  Net assets, end of period (in 000's).............     $59,413       $79,936    $101,956   $ 103,780        $129,267    $134,066
  Ratio of expenses to average net assets..........        1.09%         1.02%       1.02%       1.02% /1/       0.99%       1.08%
  Ratio of net investment income to average net
   assets..........................................        6.61%         5.95%       5.48%       6.94% /1/       7.42%       7.71%
  Portfolio turnover rate..........................       13.94%        18.89%      42.47%      69.19%          53.30%      39.50%

_______________
/1/ Annualized

                         Stratton Small-Cap Value Fund

                                                       Years Ended December 31,             9 Months       Years Ended March 31,
                                                ------------------------------------         Ended        ----------------------
                                                    1999       1998          1997/1/     12/31/96/2/          1996/2/   1995/2/
                                                ---------------------    -----------     -----------     ----------------------
Net Asset Value, Beginning of Period..........    $ 20.11     $ 22.47        $ 16.79        $  15.98       $ 12.94     $  12.97
                                                ---------   ---------    -----------     -----------     ---------    ---------
     Income From Investment Operations
     Net investment income....................      0.278       0.170          0.210           0.260         0.330        0.290
     Net gains (losses) on securities
      (both realized and unrealized)..........     (0.678)     (2.310)         6.800           1.740         3.040       (0.020)
                                                ---------   ---------    -----------     -----------     ---------    ---------
        Total from investment operations......     (0.400)     (2.140)         7.010           2.000         3.370        0.270
                                                ---------   ---------    -----------     -----------     ---------    ---------

     Less Distributions
     Dividends (from net investment
      income).................................     (0.270)     (0.180)        (0.200)         (0.270)       (0.330)      (0.300)
     Distributions (from capital gains).......         --      (0.040)        (1.130)         (0.920)           --           --
                                                ---------   ---------    -----------     -----------     ---------    ---------
       Total distributions....................     (0.270)     (0.220)        (1.330)         (1.190)       (0.330)      (0.300)
                                                ---------   ---------    -----------     -----------     ---------    ---------
Net Asset Value, End of Period................    $ 19.44     $ 20.11        $ 22.47        $  16.79       $ 15.98     $  12.94
                                                =========   =========    ===========     ===========     =========    =========

Total Return..................................      (1.98%)     (9.58%)        42.37%          12.84%        26.18%        2.09%

Ratios/Supplemental Data
     Net assets, end of period (in 000's).....    $36,054     $42,789        $39,377        $ 21,691       $19,592     $ 14,058
     Ratio of expenses to average
      net assets..............................       1.08%       1.56%          1.62%           1.29%         1.46%        2.12%
     Ratio of net investment
      income to average net assets............       1.29%       0.80%          1.09%           2.03%         2.28%        2.36%
     Portfolio turnover rate..................      43.44%      35.74%         26.27%          35.86%        33.50%       30.20%

________________________

/1/  Annualized
/2/ Adjusted for a 2-for-1 stock split declared by the Fund to shareholders of record on December 17, 1997

INVESTMENT           The investment objective of SGF is fundamental and may not
POLICIES             be changed without the vote of a majority of the fund's
AND RISK             shares. The investment objectives of SMDS and SSCV are not
CONSIDERATIONS       fundamental and may be changed by each fund's Board of
                     Directors. Unless otherwise stated in this Prospectus or the Statement of Additional Information, each fund's investment policies are not fundamental and may be changed without shareholder approval. However, the funds intend to notify shareholders before making any change in any policy or restriction. Fundamental policies may not be changed without shareholder approval. A complete list of each fund's fundamental investment restrictions appears in the Statement of Additional Information.

Risk                 Investments in small-cap companies have certain risks
Considerations       associated with them. First and foremost is their greater
for SSCV             earnings and price volatility in comparison to large
                     companies. Earnings risk is partially due to the undiversified nature of small company business lines. The fund attempts to counteract these concerns about investing in small-cap companies by using strict purchase criteria.
                     One of these criteria stipulates that these companies must have been sound and on-going entities for at least three years. In addition, to be considered a buy candidate, companies must be characterized as being undervalued relative to their industry peers. Historically, undervalued small companies have had a lower risk profile than the overall small capitalization market.

Risk                 Each fund may invest in REITs. Equity REITs invest directly
Considerations       in real property while mortgage REITs invest in mortgages
for each Fund        on real property. REITs may be subject to certain risks
REITs                associated with the direct ownership of real estate
                     including declines in the value of real estate, risks related to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, and variations in rental income. Generally, increases in interest rates will decrease the value of high yielding securities and increase the costs of obtaining financing, which could decrease the value of the portfolio's investments. In addition, equity REITs may be affected by changes in the value of the underlying property owned by the trusts, while mortgage REITs may be affected by the quality of credit extended. Equity and mortgage REITs are dependent upon management skill, are not diversified and are subject to the risks of financing projects. REITs are also subject to heavy cash flow dependency, defaults by borrowers, self-liquidation and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code and to maintain exemption from the Investment Company Act of 1940, as amended.

                      REITs pay dividends to their shareholders based upon available funds from operations. It is quite common for these dividends to exceed the REIT's taxable earnings and profits resulting in the excess portion of such dividends being designated as a return of capital. A fund intends to include the gross dividends from such REITs in its distributions to shareholders and, accordingly, a portion of the funds' distributions may also be designated as a return of capital. For more information, please see the discussion under "Tax Treatment: Dividends and Distributions."

Temporary             Although each fund normally seeks to remain fully invested
Investments           in equity securities, each fund may invest temporarily up
                      to 100% of its assets in certain short-term fixed income securities. Such securities may be used to invest uncommitted cash balances temporarily to maintain liquidity to meet shareholder redemptions, or as a defensive measure to protect capital. These securities include, but are not limited to, obligations of the U.S.
                      government, its agencies and instrumentalities, commercial paper, certificates of deposit, bankers acceptances and repurchase agreements. When a fund invests for defensive purposes, the fund may not achieve its investment objective.

                      For temporary defensive purposes, SGF may invest in non-convertible preferred stocks, debt securities and domestic corporate and government fixed income obligations without limitation and, to the extent such investments are made, the fund will not be achieving growth of capital.



INVESTMENT ADVISOR    Stratton Management Company, with offices at Plymouth
                      Meeting Executive Campus, 610 W. Germantown Pike, Suite
                      300, Plymouth Meeting, PA 19462-1050, is the funds' investment advisor and manager and is a registered investment advisor. Stratton Management provides investment advisory services for a variety of individuals and institutions, and had approximately $1.65 billion in assets under management as of December 31, 1999.

                      James W. Stratton is the Chief Executive officer of Stratton Management and has been primarily responsible for the day-to-day investment management of SGF and SMDS since 1972 and 1980, respectively. Mr. Frank H. Reichel, III has been primarily responsible for the day-to-day investment management of SSCV since that fund's commencement of operations in April of 1993.

                      Pursuant to Investment Advisory Agreements, Stratton Management Company provides an investment program in accordance with each respective fund's investment policies, limitations and restrictions.

Investment          For its advisory services, the investment advisor receives
Advisory Fee        an annual fee of 0.75% of daily net assets of SGF and an
                    annual fee of 0.63% of daily net assets of SMDS. The investment advisor voluntarily has agreed to waive annually
                    $15,000 of its fees from SGF and SMDS to offset a portion of the fees that those funds will incur under administration agreements with PFPC. See the Statement of Additional
                    Information for a detailed description of those fees. During the fiscal year ended December 31, 1999, SGF and SMDS paid the investment advisor fees at the effective annual rates of 0.72% and 0.60%, of each fund's respective average daily net assets.

                    For its investment advisory services to SSCV, the investment advisor receives a fee, payable monthly, at an annual rate of 0.75% of average daily net assets, plus/minus a performance fee adjustment.

                    The performance fee adjustment for SSCV is calculated at the end of each month based upon the fund's performance during the last rolling 24-month period. The fund's gross performance is then compared with the performance of the Russell 2000. The Russell 2000 is a widely recognized unmanaged common stock index of small to medium size companies. When the fund performs better than the Russell 2000, it pays the investment advisor additional fees. If the fund lags the Russell 2000, the investment advisor is paid less than the basic fee. Each 1.00% of the difference in performance between the fund and the Russell 2000 during the performance period is equal to a 0.10% adjustment to the basic fee. The end result is that if the investment advisor manages the fund in such a way as to outperform the benchmark index, the investment advisor is paid more for its efforts. Most important, however, is the fact that if the investment advisor does not perform as well as the benchmark index, the investment advisor is paid less, and in this way, penalized for poor performance.

                    The maximum annualized performance adjustment rate is +/- 0.50% of average net assets which would be added to or deducted from the investment advisory fee if the fund outperformed or underperformed the Russell 2000 by 5.00%. The effect of this performance fee adjustment is that the investment advisory fee may never be greater than 1.25% or less than 0.25% of the fund's average daily net assets for the preceding month. During the fiscal year ended December 31, 1999, SSCV paid the investment advisor a fee at the effective annual rate of 0.57% of the fund's average daily net assets.

PRICING             Fund share pricing is based upon net asset value. The net
FUND                asset value per share of each fund is determined once each
SHARES              business day as of the close of regular trading hours
                    (normally 4:00 p.m. Eastern time) on the New York Stock
                    Exchange ("NYSE"). Such determination will be made by dividing the value of all securities and other assets
                    (including dividends accrued but not collected) less any liabilities (including accrued expenses), by the total number of shares outstanding.

                    Portfolio securities are valued as follows:

                     1. Securities listed or admitted to trading on any national securities exchange are valued at their last sale price on the exchange where the securities are principally traded or, if there has been no sale on that date, at the mean between the last reported bid and asked prices.

                     2. Securities traded in the over-the-counter market are valued at the last sale price, if carried in the National Market Issues section by NASDAQ; other over-the-counter securities are valued at the mean between the closing bid and asked prices obtained from a principal market maker.

                      3. All other securities and assets are valued at their fair value as determined in good faith by the Board of Directors of the funds, which may include the amortized cost method for securities maturing in sixty days or less and other cash equivalent investments.

                    Determination of the net asset value may be suspended when the right of redemption is suspended as provided under "How to Redeem Fund Shares."

HOW TO BUY
FUND SHARES

Purchase Price      You pay no sales charge to invest in any of the funds.
                    Shares of all funds are sold at the net asset value per share (NAV) next determined after receipt of the order by PFPC.

Time of Requests    All requests received by PFPC before 4:00 p.m. Eastern time will be executed the same day, at that day's closing share price. Orders received after 4:00 p.m. Eastern time will be executed the following day, at that day's closing share price. Shares will not be priced on days when the NYSE is closed.

Stock exchange      Shares of the funds will not be priced and are not available
closings            for purchase on the following days on which the NYSE is
                    closed for trading: New Year's Day, Martin Luther King, Jr.
                    Day, Presidents' Day, Good Friday, Memorial Day,
                    Independence Day, Labor Day, Thanksgiving Day and Christmas
                    Day.

General             Shares of a fund may be repurchased or redeemed through
Information         broker/dealers who may charge a transaction fee. This fee
                    would not otherwise be charged if the shares were purchased directly from a fund. The funds may accept wire purchase orders from broker/dealers and institutions that previously have been approved by a fund.

                    The funds reserve the right to reject any purchase order. Share certificates are issued only upon shareholder request.

                    The funds do not accept third party checks for the purchase of shares. The funds reserve the right to delay sending redemption proceeds up to 15 days if you recently purchased shares by check. A $20 fee is charged to your account for any purchase check returned to the custodian.

                    Shareholder inquiries should be directed to the funds' transfer agent, PFPC Inc., P.O. Box 61503, King of Prussia, PA 19406-0903, phone number (800) 472-4266. Certain special shareholder services, such as a request for a historical transcript of your account, may involve an additional fee.

                    Shareholders of each fund can obtain toll-free access to account information, as well as some transactions, by calling (800) 472-4266. Integrated Voice Response System provides share price and price change for the funds; gives account balances and history (i.e., last transaction, latest dividend distribution, redemptions by check during the last three months); and allows exchanges of shares.

How to buy shares
--------------------------------------------------------------------------------
                              To open an account
--------------------------------------------------------------------------------

By Mail

Complete the application.

Mail the application and your check to:
  PFPC INC.
  P.O. BOX 61503
  KING OF PRUSSIA, PA 19406-0903

Please make check payable to the name of the fund you wish to invest in.

Minimum initial investment for the funds:
  $2,000 for non-retirement accounts
  No minimum for retirement  accounts

--------------------------------------------------------------------------------
By Wire
--------------------------------------------------------------------------------

For new accounts, call (800) 472-4266. An account number will be assigned to you.

Call your bank with instructions to transmit federal funds to:
  -  Boston Safe Deposit & Trust
  -  ABA#: 011001234
  -  Credit: The fund name
  -  Acct#: 000701
  -  FBO: name(s) on account registration and account number

Your bank may charge a wire fee.

Minimum investment: same as "By Mail" above.

Mail your completed application to PFPC Inc. at the address above.

--------------------------------------------------------------------------------
By Automatic Investment*
--------------------------------------------------------------------------------

Complete the application and return it with your initial investment. The minimum investment for this plan is $100.

Subsequent investments will be drawn from your bank account and invested into the fund(s).

* Requires $2,000 initial minimum balance.


--------------------------------------------------------------------------------
                             To add to an account
--------------------------------------------------------------------------------

By Mail

Please make check payable to the name of the fund you are investing in and write your account number on the check.

Mail your check and the stub from your last account statement to:

  PFPC INC.
  P.O. BOX 61767
  KING OF PRUSSIA, PA 19406-8767

Minimum additional investments for the funds:
  $100 for non-retirement accounts
  No minimum for retirement accounts

--------------------------------------------------------------------------------
By Wire
--------------------------------------------------------------------------------

Follow instructions under To open an account -- By Wire.

Minimum additional investment: same as "By Mail" above.


--------------------------------------------------------------------------------
By Automatic Investment
--------------------------------------------------------------------------------

Call (800) 472-4266 to request an application.

Complete and return the application along with any other required materials.

Subsequent investments will be drawn from your bank account and invested into the funds(s).

HOW TO
REDEEM
FUND
SHARES

Timing of             Shares are redeemed at the net asset value next determined
Requests              at the close of regular trading hours on the NYSE after
                      receipt of a request for redemption in the form described below, and the certificates (if any) evidencing the shares to be redeemed. There is no redemption charge. However, the transfer agent will charge a $9 fee for wiring redemption proceeds. Payment for shares redeemed is made within five business days, or such shorter time period as may be required by applicable SEC rules, after receipt of the certificates (or of the redemption request where no certificates have been issued) by mailing a check to your address of record.

Telephone             Neither the funds nor any of their service contractors
Redemptions           will be liable for any loss or expense or cost in acting
                      upon any telephone instructions that are reasonably believed to be genuine. To the extent that a fund fails to use reasonable procedures to verify the genuineness of telephone instructions, it and/or its service contractors may be liable for any such instructions that prove to be fraudulent or unauthorized.

Redeeming             If you wish to redeem shares that were recently purchased
recently              by check, the funds may delay mailing of your redemption
purchased             check for up to 15 business days after your redemption
shares                request to allow the purchase check to clear. If you are
                      considering redeeming shares soon after purchase, you should purchase by bank wire or certified check to avoid delay.

Signature             The funds may require additional documentation, or
guarantees            signature guarantees on any redemptions if proceeds are to be paid to someone other than the account holder, when redemption proceeds are to be wired to a bank, requests to transfer share registration, or when redemption proceeds are to be sent to an address other than the account holder's. A signature guarantee helps protect against fraud. You can obtain one from most banks or securities dealers, but not from a notary public. Please call (800)
                      472-4266 for information on obtaining a signature guarantee.

Accounts with         If your account falls below $500, the fund may ask you to
low balances          increase your balance. If it is still below $500 after 60
                      days, the fund may close your account and send you the proceeds.

How to redeem shares
--------------------------------------------------------------------------------
                         To redeem or close an account
--------------------------------------------------------------------------------
By Mail
--------------------------------------------------------------------------------
Write a letter of instruction that includes:

 - The fund name, your account number, the name(s) in which the account is registered and the dollar value or number of shares you wish to sell.
 -  Include all signatures and any additional documents that may be required.
 -  Mail your request and any applicable stock certificates you hold to:
         PFPC INC.
         P.O. BOX 61503
         KING OF PRUSSIA, PA  19406-0903
 - A check will be mailed to the name(s) and address in which the account is registered.

--------------------------------------------------------------------------------
By Exchange
--------------------------------------------------------------------------------
Call (800) 472-4266 to request an exchange of shares into another Stratton Mutual Fund.

--------------------------------------------------------------------------------
By Systematic Cash Withdrawal Plan
--------------------------------------------------------------------------------
Complete the appropriate part of the application and specify the amount and frequency of withdrawals you would like (monthly minimum is $50). Be sure to maintain an account balance of $10,000 or more.


--------------------------------------------------------------------------------
                         To redeem or close an account
--------------------------------------------------------------------------------
By Telephone
--------------------------------------------------------------------------------
To make redemptions by telephone, call (800) 472-4266 before the close of business on any business day. The funds may require additional documentation, or signature guarantees on any redemptions in amounts over $50,000.

Proceeds will normally be sent the next business day by first class mail to the address in which the account is registered.

Redemption requests to send proceeds to an address other than the address of record must be in writing with the appropriate signature guarantees. Telephone redemption requests to send proceeds to banks may be accepted if the appropriate wiring instructions are on file prior to the request.

--------------------------------------------------------------------------------
By Automated Clearing House
--------------------------------------------------------------------------------
Redemption proceeds may be transferred to banks that are on-line members of ACH. There are no service fees. Written ACH redemption requests should be sent to PFPC at the address under "By Mail." ACH redemptions are sent the day following receipt of your request, and funds are available two days later.


EXCHANGE       You can exchange fund shares for shares of the other Stratton
PRIVILEGE      funds, provided such other shares may legally be sold in your state. Each fund has a distinct investment objective, which should be reviewed before executing any exchange of shares. You also should read the additional information about a fund, including its expenses, before seeking any such exchange. Shares may be exchanged by written request or telephone.

                    PLEASE NOTE: Shareholders who have certificated shares must surrender these certificates to the transfer agent to be held on account in unissued form before taking advantage of the exchange privilege. When returning certificates for this purpose only, signature(s) need not be guaranteed. There are no sales charges involved. Shareholders who engage in frequent exchange transactions may be prohibited from further exchanges or otherwise restricted in placing future orders. The funds reserve the right to suspend the telephone exchange privilege at any time. An exchange for tax purposes constitutes the sale of one fund and the purchase of another. Consequently, the sale may involve either a capital gain or loss to the shareholder for federal income tax purposes.

RETIREMENT          Each fund has available four types of tax-deferred
PLANS               retirement plans: (1) a Profit Sharing and a Money Purchase
                    Plan, for use by both self-employed individuals and corporations; (2) an Individual Retirement Account, both
                    Traditional and Roth, for use by certain eligible individuals with compensation (including earned income from self-employment); (3) a Simple Individual Retirement Account
                    Plan for use by certain small employers; and (4) a 403(b)(7)
                    Retirement Plan, for use by employees of schools, hospitals, and certain other tax-exempt organizations or associations.
                    More detailed information about how to participate in these plans, the fees charged by the custodian, and the limits on contributions can be found in the Statement of Additional
                    Information. To invest in any of the tax-deferred retirement plans, please call the funds for information and the required separate application, disclosure statement and custodial agreement.

TAX                 Each fund contemplates declaring as dividends each year all
TREATMENT:          or substantially all of its taxable income, long-term
DIVIDENDS AND       capital gain over short-term capital loss). Distributions
DISTRIBUTIONS       attributable to the net capital gain of a fund will be
                    taxable to you as long-term capital gain, regardless of how
Tax Treatment       long you have held your shares. Other fund distributions
                    will generally be taxable as ordinary income. (However, if a fund's distributions exceed its net income and gain -- as may be the case particularly for SMDS, because REIT distributions often include a nontaxable return of capital
                    --that excess will generally result in a nontaxable return of capital to you.)

                    The tax treatment to you of fund distributions will be the same whether they are paid in cash or reinvested in additional shares. Any dividends declared in October, November or December and paid in January will be deemed for tax purposes to have been paid to you on December 31. You will be notified annually of the amount and tax status of all distributions to you.

                    REITs often do not provide complete tax information to the funds until after the calendar year-end. Consequently, because of the delay, it may be necessary for the funds to request permission to extend the deadline for issuance of Forms 1099-DIV beyond January 31.

                    You should note that if you purchase shares shortly before a taxable distribution, the purchase price will reflect the amount of the upcoming distribution, but you will be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of capital. This is known as "buying into a dividend."

                    You will recognize a taxable gain or loss on a sale, exchange or redemption of your shares, including an exchange for shares of another fund, based on the difference between your tax basis in the shares and the amount you receive for them. (To aid in computing your tax basis, you generally should retain your account statements for the periods during which you held shares.) Generally, your gain or loss will be long-term or short-term depending on whether your holding period for the shares exceeds 12 months, except that any loss realized on shares held for six months or less will be treated as long-term capital loss to the extent of any capital gain dividends that were received on the shares.

                    The one major exception to these tax principles is that distributions on, and sales, exchanges and redemptions of, shares held in an IRA (or other tax-qualified plan) will not be currently taxable. Also, dividends paid to shareholders that are corporations may be eligible for the 70% dividends-received deduction to the extent the dividends are attributable to qualifying dividends received by the fund from domestic corporations. Generally, dividends received from REITs are not considered to be qualifying dividends for purposes of the 70% dividends-received deduction.

                    You will also generally be subject to any applicable state and local income taxes on fund distributions and redemptions. State income taxes generally will not apply, however, to fund distributions attributable to interest on federal securities, if any.

                    Each fund is required by Federal tax law to withhold 31% of reportable payments (which may include dividends, capital gains distributions, and redemptions) paid to shareholders who have not complied with Internal Revenue Service regulations regarding Tax Identification Certification. In order to avoid this withholding requirement, you must certify by signature on your Application, or on a separate W-9 Form supplied by the transfer agent, that your Social Security or Taxpayer Identification Number is correct (or you are waiting for a number to be issued to you), and that you are currently not subject to backup withholding, or you are exempt from backup withholding.

                    The foregoing is only a summary of certain tax considerations under current law, which may be subject to change in the future. You should consult your tax adviser for further information regarding federal, state, local and/or foreign tax consequences relevant to your specific situation.

Dividends and       The shareholders of each fund are entitled to dividends and
Distributions       distributions arising from the net investment income and
                    net realized gains, if any, earned on investments held by
                    the fund involved, when declared by the Board of Directors of such fund. SGF declares and pays dividends from net
                    investment income on a semi-annual basis. SMDS declares and pays dividends from net investment income on a monthly
                    basis. SSCV declares and pays dividends from net investment income annually. Each fund will make distributions from net realized gains, if any, once a year, but may make
                    distributions on a more frequent basis so as to avoid
                    incurring any fund level income or excise taxes, or for
                    other reasons. Any distribution paid necessarily reduces a
                          -------
                    fund's net asset value per share by the amount of the distribution. Distributions may be reinvested in additional shares of such fund.

The Statement of Additional Information contains additional information about the funds. The Statement of Additional Information is incorporated by reference into this Prospectus in its entirety. Additional information about the fund's investments is available in the fund's annual and semi-annual reports to shareholders. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected each fund's performance during the last fiscal year.

To obtain a Statement of Additional Information, annual report or semi-annual report for the funds, without charge, call (800) 472-4266. This number may also be used to make shareholder inquiries.

Information about the funds (including the Statement of Additional Information) can be reviewed and copied at the SEC Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 942-8090. Reports and other information about the funds are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov. You may request documents from the SEC, upon payment of a
------------------
duplicating fee, by electronic request at publicinfo@sec.gov, or by writing to
                                          ------------------
the SEC, Public Reference Section, Washington, DC 20549-0102.

SEC file nos.:   SGF  811-2297
                 SMDS  811-2240
                 The Stratton Funds, Inc.  811-7434

[Back Cover]

DIRECTORS

   Lynne M. Cannon

   John J. Lombard, Jr.

   Douglas J. MacMaster, Jr.


   Henry A. Rentschler


   Merritt N. Rhoad, Jr.

   Richard W. Stevens


   James W. Stratton


OFFICERS

   James W. Stratton                          Joanne E. Kuzma
   Chairman                                   Vice President

   John A. Affleck                            Patricia L. Sloan
   President,                                 Secretary & Treasurer
   Stratton Growth Fund

   Frank H. Reichel, III                      Brigid E. Hummel
   President,                                 Assistant Secretary & Treasurer
   Stratton Small-Cap Value Fund

   James A. Beers
   President,
   Stratton Monthly Dividend REIT Shares


INVESTMENT ADVISOR

         Stratton Management Company
         Plymouth Meeting Executive Campus, 610 W. Germantown Pike, Suite 300 Plymouth Meeting, PA 19462-1050, Telephone: 610-941-0255

TRANSFER AGENT & DIVIDEND PAYING AGENT

         PFPC Inc.
         3200 Horizon Drive, P.O. Box 61503, King of Prussia, PA 19406-0903
         Telephone: 610-239-4600, 800-472-4266


CUSTODIAN

         The Bank of New York
         48 Wall Street, New York, NY 10286

Visit the Stratton Mutual Funds web site at http://www.strattonmgt.com


STRATTON
Mutual Funds
Stability . Strategy . Success

STRATTON
MUTUAL FUNDS

Stratton Growth Fund, Inc.
Stratton Monthly Dividend REIT Shares, Inc.

Stratton Small-Cap Value Fund



                      STATEMENT OF ADDITIONAL INFORMATION

                                May 1, 2000




This Statement of Additional Information provides supplementary information pertaining to shares of common stock in three separate mutual funds: Stratton Growth Fund, Inc. ("SGF"); Stratton Monthly Dividend REIT Shares, Inc. ("SMDS"); and Stratton Small-Cap Value Fund ("SSCV") of The Stratton Funds, Inc.

This Statement of Additional Information is not a Prospectus but should be read in conjunction with the current Prospectus dated May 1, 2000, as amended or supplemented from time to time, and is incorporated by reference in its entirety into the Prospectus. The funds' audited financial statements and financial highlights included in their annual report to shareholders are incorporated by reference into this Statement of Additional Information. A copy of the funds' Prospectus and annual report are available, without charge, upon request, by contacting the funds' Distributor, Provident Distributors, Inc., 3200 Horizon Drive, King of Prussia, PA 19406-0903, or by telephoning (800) 634-5726.




Plymouth Meeting Executive Campus
610 W. Germantown Pike, Suite 300
Plymouth Meeting, PA 19462-1050
(610) 941-0255

                               TABLE OF CONTENTS
                               -----------------

                                                                       Page
                                                                       ----
HISTORY OF THE FUNDS.................................................     3

INVESTMENT STRATEGIES AND RISKS                                           5

     INVESTMENT RESTRICTIONS
     SGF.............................................................     5
     SMDS............................................................     6
     SSCV............................................................     8

MANAGEMENT OF THE FUNDS
     Directors and Officers..........................................     9

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES..................    12

INVESTMENT ADVISOR AND OTHER SERVICE PROVIDERS
     Investment Advisor..............................................    13
     Service Providers and Underwriter...............................    14
     Year 2000 Compliance                                                14

PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS.....................    15

PURCHASE AND REDEMPTION INFORMATION..................................    16

RETIREMENT PLANS
     Defined Contribution Plans......................................    17
     Individual Retirement Accounts..................................    17
     Savings Incentive Match Plans for Employees of Small Employers..    18
     403(b)(7) Retirement Plan.......................................    18
     General Information.............................................    19

INFORMATION CONCERNING TAXES.........................................    20

DESCRIPTION OF COMMON STOCK..........................................    20

PERFORMANCE CALCULATIONS.............................................    21

FINANCIAL STATEMENTS.................................................    23


                             HISTORY OF THE FUNDS

This Statement of Additional Information pertains to the following separate funds incorporated under the laws of the State of Maryland:


Name of Fund                                          Date of Incorporation
------------                                          ---------------------

Stratton Growth Fund, Inc. (SGF)                      June 21, 1985*
Stratton Monthly Dividend REIT Shares, Inc. (SMDS)    March 4, 1985 **
The Stratton Funds, Inc.                                 January 5, 1993***

     Stratton Small-Cap Value Fund (SSCV)

*   As successor to a Delaware corporation organized on June 5, 1972.
** As successor to a Delaware corporation organized on November 10, 1971. On December 9, 1997, the fund changed its name from Stratton Monthly Dividend Shares, Inc.

*** SSCV commenced operations on April 12, 1993 as the Stratton Small-Cap Yield
    Fund. On January 18, 2000, the Stratton Small-Cap Yield Fund changed its name to Stratton Small-Cap Value Fund. References throughout this Statement of Additional Information are to the fund's new name (i.e., SSCV).

Prior to December 31, 1996, the fiscal year ends for SGF, SMDS and SSCV were May 31, January 31 and March 31, respectively. As of December 31, 1996 the funds changed to a December 31 fiscal year end. For the fiscal year ended December 31, 1996, financial information covered shortened periods of 7, 11 and 9 months, respectively.

Classification:
The funds are classified as open-end management investment companies. The funds are diversified, which means that, with respect to 75% of each fund's total assets, the funds will not invest more than 5% of their respective assets in the securities of any single issuer (other than securities issued by the U.S. Government or its agencies or instrumentalities).

                        INVESTMENT STRATEGIES AND RISKS
                        -------------------------------


Types of Obligations, Investment Risks and Other Investment Information:
------------------------------------------------------------------------

The following investment strategies supplement those set forth in the funds' Prospectus. The following investment strategies are not fundamental and a particular fund's Board may change such strategies without shareholder approval.

Temporary Investments
---------------------

As stated in the Prospectus, each fund may make temporary investments in certain short-term fixed income securities. Such securities may be used to invest uncommitted cash balances temporarily to maintain liquidity, to meet shareholder redemptions, or as a defensive measure to protect capital. These securities include, but are not limited to, obligations of the U.S. government, its agencies and instrumentalities, commercial paper, certificates of deposit, bankers acceptances and repurchase agreements. The following discussion supplements the description of such investments in the Prospectus.

U.S. Government Obligations.  Each fund may, in accordance with its investment
---------------------------
policies, invest from time to time in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

Examples of the types of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities (hereinafter, "U.S. Government obligations") that may be held by the Funds include, without limitation, direct obligations of the U.S. Treasury, and securities issued or guaranteed by the Federal Home Loan Banks, Federal Farm

Credit Banks, Federal Land Banks, Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association, Federal National Mortgage Association, General Services Administration, Central Bank for Cooperatives, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks, Resolution Trust Corporation and Maritime Administration.

U.S. Treasury securities differ only in their interest rates, maturities and time of issuance: Treasury Bills have initial maturities of one year or less; Treasury Notes have initial maturities of one to ten years; and Treasury Bonds generally have initial maturities of more than ten years. Obligations of certain agencies and instrumentalities of the U.S. Government, such as those of the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the Treasury; others, such as those of the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, such as those of the Federal Home Loan Mortgage Corporation, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored instrumentalities if it is not obligated to do so by law. Some of these instruments may be variable or floating rate instruments.

Commercial Paper.  Commercial paper consists of unsecured promissory notes
-----------------
issued by corporations. Except as noted below with respect to variable and floating rate instruments, issues of commercial paper will normally have maturities of less than nine months and fixed rates of return, although such instruments may have maturities of up to one year.

Commercial paper may include variable and floating rate instruments which are unsecured instruments that permit the indebtedness thereunder to vary. Variable rate instruments provide for periodic adjustments in the interest rate. Floating rate instruments provide for automatic adjustment of the interest rate whenever some other specified interest rate changes. Some variable and floating rate obligations are direct lending arrangements between the purchaser and the issuer and there may be no active secondary market. However, in the case of variable and floating rate obligations with a demand feature, a fund may demand payment of principal and accrued interest at a time specified in the instrument or may resell the instrument to a third party. In the event that an issuer of a variable or floating rate obligation defaulted on its payment obligation, a fund might be unable to dispose of the note because of the absence of a secondary market and could, for this or other reasons, suffer a loss to the extent of the default.

Commercial paper will consist of issues rated at the time of purchase A-2 or higher by Standard & Poor's Ratings Group, a Division of McGraw Hill, Prime-2 or higher by Moody's Investors, Service, Inc., or similarly rated by another nationally recognized statistical ratings organization, or if unrated, will be determined to be of comparable quality by the fund's investment adviser.

Certificates of Deposit.  Certificates of deposit are negotiable certificates
-----------------------
issued against funds deposited in a commercial bank for a definite period of time and earning a specified return.

Bankers' Acceptances.  Bankers' acceptances are negotiable drafts or bills of
-----------------------
exchange, normally drawn by an importer or exporter to pay for specified merchandise, which are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity.

Repurchase Agreements.  Each fund may purchase portfolio securities subject to
---------------------
the seller's agreement to repurchase them at a mutually specified date and price ("repurchase agreements"). Repurchase agreements will be entered into only with financial institutions such as banks and broker/dealers which are deemed to be creditworthy by the investment adviser. Unless a repurchase agreement has a remaining maturity of seven days or less or may be terminated on demand upon notice of seven days or less, the repurchase agreement will be considered an illiquid security and will be subject to each funds' 15% limit with respect to investments in illiquid securities.

The seller under a repurchase agreement will be required to maintain the value of the securities which are subject to the agreement and held by a fund at not less than the agreed upon repurchase price. If the seller defaulted on its repurchase obligation, the fund holding such obligation would suffer a loss to the extent that the proceeds from a sale of the underlying securities (including accrued interest) were less than the repurchase price (including accrued interest) under the agreement. In the event that such a defaulting seller filed for bankruptcy or became insolvent, disposition of such securities by the fund might be delayed pending court action.

The repurchase price under a repurchase agreement generally equals the price paid by a fund plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the securities underlying the repurchase agreement). Securities subject to a repurchase agreement will be held by a fund's custodian or sub-custodian in a segregated account or in the Federal Reserve/Treasury book-entry system. Repurchase agreements are considered to be loans by a fund under the Investment Company Act of 1940, as amended.

Convertible Securities
----------------------

The funds may from time to time, in accordance with their respective investment policies, invest in convertible securities. Convertible securities are fixed income securities which may be exchanged or converted into a predetermined number of shares of the issuer's underlying common stock at the option of the holder during a specified time period. Convertible securities may take the form of convertible preferred stock, convertible bonds or debentures, units consisting of "usable" bonds and warrants or a combination of the features of several of these securities.

Convertible bonds and convertible preferred stocks generally retain the investment characteristics of fixed income securities until they have been converted but also react to movements in the underlying equity securities. The holder is entitled to receive the fixed income of a bond or the dividend preference of a preferred stock until the holder elects to exercise the conversion privilege. Usable bonds are corporate bonds that can be used in whole or in part, customarily at full face value, in lieu of cash to purchase the issuer's common stock. When owned as part of a unit along with warrants, which are options to buy the common stock, they function as convertible bonds, except that the warrants generally will expire before the bond's maturity. Convertible securities are senior to equity securities and therefore have a claim to the assets of the issuer prior to the holders of common stock in the case of liquidation. However, convertible securities are generally subordinated to similar non-convertible securities of the same issuer. The interest income and dividends from convertible bonds and preferred stocks provide a stable stream of income with generally higher yields than common stocks, but lower than non-convertible securities of similar quality. A fund may exchange or convert the convertible securities held in its portfolio into shares of the underlying common stock in instances in which, in the investment adviser's opinion, the investment characteristics of the underlying common shares will assist the fund in achieving its investment objective. Otherwise, a fund may hold or trade the convertible securities.


                            INVESTMENT RESTRICTIONS

The following investment restrictions are deemed fundamental policies and may be changed, with respect to a fund, only by the approval of the holders of a "majority" of such fund's outstanding shares. The term "majority" of a fund's outstanding shares means the holders of the lesser of: (1) 67% of such fund's shares present at a meeting if the holders of more than 50% of the outstanding shares are present in person or by proxy; or (2) more than 50% of such fund's outstanding shares.

SGF WILL NOT:

1. Invest more than 5% of the value of its total assets in the securities of any one issuer, except for securities of the United States government or agencies thereof.

2. Invest in more than 10% of any class of securities of any one issuer (except for government obligations) or in more than 10% of the voting securities of any one issuer.

3. Invest more than 5% of the value of its total assets in securities of companies which (including operations of their predecessors and of subsidiaries if the company is a holding company) have not had a record of at least three years of continuous operations and in equity securities which are not readily marketable (that is, with a limited trading market).

4. Borrow money, except from banks for temporary or emergency purposes (but not for investment purposes), provided that such borrowings shall not exceed 5% of its total assets (at the lower of cost or market value).

5. Underwrite the securities of other issuers or invest in securities under circumstances where, if sold, the fund might be deemed to be an underwriter under the Securities Act of 1933.

6.   Pledge, mortgage or hypothecate its assets.

7.   Invest for purposes of exercising management or control.

8. Invest in securities of other investment companies or in options, puts, calls, straddles, spreads or similar devices, or engage in arbitrage transactions or short sales.

9. Purchase securities on margin, but the fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities.

10. Make loans to other persons except that this restriction shall not apply to government obligations, commercial paper or notes or other evidences of indebtedness which are publicly distributed.

11. Purchase or sell real estate or interests in real estate. This will not prevent the fund from investing in publicly-held real estate investment trusts or marketable securities which may represent indirect interests in real estate.

12. Purchase or sell commodities or commodity contracts or invest in interests in oil, gas or other mineral exploration or development programs.

13. Purchase or hold securities of any issuer, if, at the time of purchase or thereafter, any officer or director of the fund or its investment advisor owns beneficially more than 1/2 of 1%, and such officers and directors holding more than 1/2 of 1% together own beneficially more than 5% of the issuer's securities.

14. Purchase the securities of issuers conducting their principal business activities in the same industry other than obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities if, immediately after such purchase, the value of the fund's investments in such industry would exceed 25% of the value of the total assets of the fund.

The fund will not invest more than 2% of the value of its total assets in warrants. This restriction does not apply to warrants initially attached to securities purchased by the fund. This restriction may be changed or eliminated at any time by the Board of Directors of the fund without action by the fund's shareholders.

SMDS WILL NOT:

1. Borrow money, except from banks for temporary or emergency purposes in an amount not exceeding 5% of the value of its total assets; or mortgage, pledge or hypothecate its assets to secure any borrowing except to secure temporary or emergency borrowing and then only in an amount not exceeding 15% of the value of its total assets.

2. Invest more than 5% of the value of its total assets in securities of issuers which, with their predecessors, have not had at least three years of continuous operation.

3. Issue any senior securities (as defined in the 1940 Act), except in so far as investment restriction 1 may be deemed to be an issuance of a senior security.

4. Act as an underwriter or purchase securities which the fund may not be free to sell to the public without registration of the securities under the Securities Act of 1933.

5.   Purchase or sell real estate, commodities, or commodity contracts.

6. As to 75% of the total assets of the fund, purchase the securities of any one issuer, other than securities issued by the U.S. government, its agencies or its instrumentalities, if immediately thereafter such purchase more than 5% of the total assets of the fund would be invested in securities of such issuer.

7. Purchase or own 5% or more of the outstanding voting securities of any electric or gas utility company (as defined in the Public Utility Holding Company Act of 1935), or purchase or own 10% or more of the outstanding voting securities of any other issuer.

8. Purchase the securities of an issuer, if, to the fund's knowledge, one or more officers or Directors of the fund or of its investment advisor individually own beneficially more than 1/2 of 1%, and those owning more than 1/2 of 1% together own beneficially more than 5%, of the outstanding securities of such issuer.

9. Make loans to other persons, except that the purchase of a portion of an issue of publicly distributed debt securities (whether or not upon original issuance) shall not be considered the making of a loan.

10. Purchase securities on margin, except that it may obtain such short-term credits as may be necessary for the clearance of purchases or sales of securities.

11. Participate on a joint or a joint-and-several basis in any securities trading account.

12.  Invest in puts, calls or combinations thereof or make short sales.

13.  Purchase the securities of other investment companies.

14.  Purchase securities which do not have readily available market quotations.

15. The fund will invest at least 25% of its assets in securities of real estate investment trusts.

The fund will invest at least 25% of its assets in real estate investment trusts ("REITs"), and thus will be concentrated. REITs are not considered investment companies, and therefore are not subject to the restriction in limitation 13 above. The restriction in limitation 5 on the purchase or sale of real estate does not include investments by the fund in securities secured by real estate or interests therein or issued by companies or investment trusts which invest in real estate or interests therein.

The following investment restrictions can be changed only by the Board of Directors of SMDS:

1. The fund will not invest for the purpose of exercising control or management.

2. The fund will not invest in warrants, except when acquired as a unit with other securities.

SSCV WILL NOT:

1. Issue any senior securities (as defined in the Investment Company Act of 1940); or borrow money, except from banks for temporary or emergency purposes in an amount not exceeding 5% of the value of its total assets; or mortgage, pledge or hypothecate its assets.

2. Act as an underwriter of securities, except that, in connection with the disposition of a security, the fund may be deemed to be an "Underwriter" as that term is defined in the Securities Act of 1933.

 3.  Purchase or sell real estate, commodities, or commodity contracts.

 4. As to 75% of the total assets of the fund, purchase the securities of any one issuer, other than securities issued by the U.S. government, its agencies or its instrumentalities, if immediately after such purchase more than 5% of the total assets of the fund would be invested in securities of such issuer.

 5. Purchase or own 10% or more of the outstanding voting securities of any one issuer.

 6. Purchase the securities of an issuer, if, to the fund's knowledge, one or more Officers or Directors of the fund or of its investment advisor individually own beneficially more than 1/2 of 1%, and those owning more than 1/2 of 1% together own beneficially more than 5%, of the outstanding securities of such issuer.

 7. Make loans to other persons, except that the purchase of a portion of an issue of publicly distributed debt securities (whether or not upon original issuance) shall not be considered the making of a loan, nor shall the fund be prohibited from entering into repurchase agreements with banks or broker/dealers.

 8. Purchase securities on margin, except that it may obtain such short-term credits as may be necessary for the clearance of purchases or sales of securities.

 9. Purchase the securities of issuers conducting their principal business activities in the same industry other than obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities if, immediately after such purchase, the value of the fund's investments in such industry would exceed 25% of the value of the total assets of the fund.

10. Invest in puts, calls, straddles or combinations thereof or make short sales.

11. Purchase the securities of other investment companies, except if they are acquired pursuant to a merger, consolidation, acquisition, plan of reorganization or a Securities and Exchange Commission approved offer of exchange.

12. Invest for the purpose of exercising control over, or management of, the issuer.


REITs are not considered investment companies, and therefore are not subject to the restriction in limitation 11 above. The restriction in limitation 3 on the purchase or sale of real estate does not include investments by the fund in securities secured by real estate or interests therein or issued by companies or investment trusts which invest in real estate or interests therein.

The percentage limitations on investments are applied at the time an investment is made. An actual percentage in excess of a stated percentage limitation does not violate the limitation unless such excess exists immediately after an investment is made and results from the investment. In other words, appreciation or depreciation of a fund's investments will not cause a violation of the limitations. In addition, the limitations will not be violated if a fund receives securities by reason of a merger or other form of reorganization.


                            MANAGEMENT OF THE FUNDS

Directors and Officers

The business of each fund is managed under the direction of the Board of Directors of SGF, SMDS and The Stratton Funds, Inc. (collectively, the "Companies"). The Directors and executive officers of the Companies, their positions with the Companies, their addresses, affiliations, if any, with the investment advisor, and principal occupations during the past five years are set forth below. Each of the Directors named below is a Director for each of the Companies and each of the officers named below holds the same position, unless otherwise noted, with each of the Companies.

                                        Position with
Name and Address              Age       Registrants         Principal Occupation during last 5 years
James W. Stratton/1/          63        Director/           Mr. Stratton is the Chairman of the Board
610 W. Germantown Pike                  Chairman            and Chief Executive Officer of the
Suite 300                                                   investment advisor, Stratton Management
Plymouth Meeting, PA 19462                                  Company.  He is a Director of Amerigas
                                                            Propane Ltd. (energy),  EFI Corp. (financial
                                                            services), Teleflex, Inc. (diversified
                                                            conglomerate) and UGI Corp., Inc.
                                                            (utility-natural gas).

Lynne M. Cannon/2/            44        Director            Ms. Cannon is a Vice President of  Client
3200 Horizon Drive                                          Services of PFPC Inc.  She was formerly Vice
King of Prussia, PA 19406                                   President of  Client Services of First Data
                                                            Investor Services Group, Inc. She was
                                                            formerly a  Director of FPS Broker Services,
                                                            Inc. She was formerly employed as Vice
                                                            President of Mutual Funds of Independence
                                                            Capital Management, Inc. (investment
                                                            advisor).

John J. Lombard, Jr.          65        Director            Mr. Lombard is a partner in the law firm of
1701 Market St.                                             Morgan, Lewis &  Bockius LLP.
Philadelphia, PA 19103

Douglas J. MacMaster, Jr.     69        Director            Mr. MacMaster is a private investor.  He was
5 Morris Road                                               formerly Senior Vice President of Merck,
Ambler, PA 19002                                            Inc.  He is a Director of American Precision
                                                            Industries, Inc., Marteck Biosciences Corp.,
                                                            and Neose Pharmaceuticals Inc.

Henry A. Rentschler           71        Director            Mr. Rentschler is a private investor.
P.O. Box 962
Paoli, PA 19301

Merritt N. Rhoad, Jr.         70        Director            Mr. Rhoad is a private investor.
640 Bridle Road
Custis Woods
Glenside, PA 19038

Richard W. Stevens            66        Director            Mr. Stevens is an attorney in private
One Jenkintown Station                                      practice.
115 W. Avenue, Suite 108
Jenkintown,  PA 19046

John A. Affleck               53        Officer             Mr. Affleck is President and Director of the
610 W. Germantown Pike                                      investment advisor, Stratton Management
Suite 300                                                   Company.  He is President of  Stratton
Plymouth Meeting, PA 19462                                  Growth Fund, Inc., Vice President of
                                                            Stratton Monthly Dividend REIT Shares, Inc.
                                                            and The Stratton Funds, Inc.

                                        Position with
Name and Address              Age       Registrants         Principal Occupation during last 5 years
Frank H. Reichel, III
610 W. Germantown Pike        35        Officer             Mr. Reichel is a Vice President, a Director
Suite 300                                                   and the Director of Quantitative Research of
Plymouth Meeting, PA 19462                                  the investment advisor, Stratton Management
                                                            Company.  He is President of The Stratton
                                                            Funds, Inc., Vice President of Stratton
                                                            Growth Fund, Inc. and Stratton Monthly
                                                            Dividend REIT Shares, Inc. and Portfolio
                                                            Manager of Stratton Small-Cap Value Fund.

James A. Beers                37        Officer             Mr. Beers is a Vice President of the
610 W. Germantown Pike                                      investment advisor, Stratton Management
Suite 300                                                   Company.  He is President of Stratton
Plymouth Meeting PA 19462                                  Monthly Dividend REIT Shares, Inc., Vice
                                                            President of Stratton Growth Fund, Inc. and
                                                            The Stratton Funds, Inc.; prior thereto,
                                                            Account Manager of Client Services at FPS
                                                            Services, Inc.  Mr. Beers is related to Mr.
                                                            Stratton by marriage.

Joanne E. Kuzma               45        Officer             Ms. Kuzma is the Director of Trading of the
610 W. Germantown Pike                                      investment advisor, Stratton Management
Suite 300                                                   Company.  She is Vice President of
Plymouth Meeting, PA 19462                                  Compliance for the Funds.

Patricia L. Sloan             46        Officer             Ms. Sloan is an employee of the investment
610 W. Germantown Pike                                      advisor, Stratton Management Company.  She
Suite 300                                                   is Secretary and Treasurer of the Funds.
Plymouth Meeting, PA 19462

Brigid E. Hummel              30        Officer             Ms. Hummel is an employee of the investment
610 W. Germantown Pike                                      advisor, Stratton Management Company.  She
Suite 300                                                   is Assistant Secretary and Assistant
Plymouth Meeting PA 19462                                   Treasurer of the Funds.


1 As defined in the 1940 Act, Mr. Stratton is an "interested person" of the funds by reason of his positions with the investment advisor.

2 Ms. Cannon is considered to be an "interested person" of the funds by reason of her affiliation with the funds' administrator and as an affiliated person of a broker-dealer registered under the Securities Exchange Act of 1934.

The officers and Directors of the Companies who are also officers or employees of the investment advisor or administrator receive no direct compensation from the funds for services to them. The Directors of the Companies serve in the same capacity for each Company and meet concurrently four times a year. In the aggregate, each director currently receives $1,250 for each meeting attended, and an annual retainer of $5,000. These fees are divided on a percentage basis between each fund based on their relative net assets as of the meeting date. There are no separate audit, compensation or nominating committees of the Board of Directors.

Set forth are the total fees which were paid to each of the directors who are not "interested persons" for fiscal year ended December 31, 1999:

                                                      Total Compensation From
                           Aggregate Compensation     Fund and Fund Complex/(1)/
Name of Director           from Fund                  Paid to Directors
----------------           ----------------------     --------------------------

James W. Stratton
SGF                        $       0                  $       0
SMDS                       $       0
SSCV                       $       0
SSVF                       $       0

Lynne M. Cannon                                       $       0
SGF                        $       0
SMDS                       $       0
SSCV                       $       0
SSVF                       $       0

John J. Lombard, Jr.
SGF                        $3,105.94                  $9,500.00
SMDS                       $4,031.00
SSCV                       $2,287.84
SSVF                       $   75.22

Douglas J. MacMaster, Jr.
SGF                        $2,711.71                  $8,250.00
SMDS                       $3,507.64
SSCV                       $1,955.43
SSVF                       $   75.22

Henry A. Rentschler
SGF                        $3,105.94                  $9,500.00
SMDS                       $4,031.00
SSCV                       $2,287.84
SSVF                       $   75.22

Merritt N. Rhoad, Jr.
SGF                        $3,105.94
SMDS                       $4,031.00                  $9,500.00
SSCV                       $2,287.84
SSVF                       $   75.22

Richard W. Stevens         $3,105.94                  $9,500.00
SGF                        $4,031.00
SMDS                       $2,287.84
SSCV                       $   75.22
SSVF


/(1)/ The "Fund Complex" consists of SGF, SMDS and The Stratton Funds, Inc.
      Until April 15, 1999, The Stratton Funds, Inc. consisted of SSCV and Stratton Special Value Fund ("SSVF").

The Companies, the investment advisor and the principal underwriter have each adopted codes of ethics under Rule 17j-1 of the 1940 Act that (i) establish procedures for personnel with respect to personal investing, (ii) prohibit or restrict certain transactions that may be deemed to create a conflict of interest between personnel and the funds and (iii) permit personnel to invest in securities, including securities that may be purchased or held by the funds.


              CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

As of March 27, 2000, ownership in the funds by the directors and officers as a group was as follows:

                                             Percentage of
                    Fund                  outstanding shares
                    ----                  ------------------

                    1.  SGF                    6.57%

                    2.  SMDS                   0.90%

                    3.  SSCV                   6.46%

As of March 27, 2000, the following shareholders owned of record more than 5% of the outstanding shares of the respective fund.

                                              Shares      Percent
          Name and Address                    Owned        Owned
          ----------------                    ------      -------

1.  SGF   Charles Schwab & Co., Inc.          77,366         5.59%
          Reinvest Account
          101 Montgomery Street
          San Francisco, CA

2.  SMDS  Charles Schwab & Co., Inc.         308,014        11.09%
          Reinvest Account
          101 Montgomery Street
          San Francisco, CA

          Boston & Co.                       245,735         8.84%
          Mutual Funds Operation
          P.O. Box 3198
          Pittsburgh, PA

3.  SSCV  Boston & Co.                       489,699        27.92%
          CUST TJU Employee Pension Plan
          Mutual Funds Operation
          P.O. Box 3198
          Pittsburgh, PA

          Boston & Co.                       240,000        13.68%
          CUST TJU
          Mutual Funds Operation

          P.O. Box 3198
          Pittsburgh, PA

          Charles Schwab & Co., Inc.          88,273         5.03%
          SPL CSTY A/C FBO Customers Reinvest
          101 Montgomery Street
          San Francisco, CA


                INVESTMENT ADVISOR AND OTHER SERVICE PROVIDERS

Investment Advisor

Stratton Management Company is the fund's investment advisor. By reason of his ownership of all of the investment advisor's voting stock, James W. Stratton may be considered a "controlling person" of Stratton Management Company. Other persons who are affiliated with both the funds and with Stratton Management are listed under the Directors and officers table under "Management of the Funds."

The amount of investment advisory fees paid by each fund for the last three fiscal years is as follows:

          -----------------------------------------------------------------

                                      SGF           SMDS             SSCV
          -----------------------------------------------------------------

          December 31, 1999        $402,982       $431,511         $229,118
          -----------------------------------------------------------------

          December 31, 1998        $453,119       $548,380         $526,297
          -----------------------------------------------------------------

          December 31, 1997        $366,356       $600,138         $312,050
          -----------------------------------------------------------------


The performance adjustment for SSCV is calculated at the end of each month based upon a rolling 24 month performance period. The performance adjustment is added to or subtracted from the basic investment advisory fee. Pursuant to the performance adjustment, a fund's gross performance is compared with the performance of the Frank Russell 2000 Index (the "Russell 2000"), a widely recognized unmanaged index of common stock prices, over a rolling 24-month performance period. The Russell 2000 is composed of the smallest 2000 stocks in the Frank Russell annual ranking of 3000 common stocks by market capitalization. The Russell 2000 is a widely recognized common stock index of small to medium size companies. Total return performance on the Russell 2000 includes dividends and is reported monthly on market capitalization-weighted basis. When the fund performs better than the Russell 2000, it pays the investment advisor an incentive fee; less favorable performance than the Russell 2000 reduces the basic fee. Each 1.00% of the difference in performance between the fund and the Russell 2000 during the performance period is equal to a 0.10% adjustment to the basic fee. The maximum annualized performance adjustment rate is +/- 0.50% of average net assets which would be added to or deducted from the investment advisory fee if the fund outperformed or under performed the Russell 2000 by 5.00%. The effect of this performance fee adjustment is that the investment advisory fee may never be greater than 1.25% or less than 0.25% of the fund's average daily net assets for the preceding month.

                       Performance Fee Schedule For SSCV

                              +:   1.25%
                                   1.15%
                                   1.05%
                                   0.95%
                                   0.85%
                      Basic Fee:   0.75%

                                   0.65%
                                   0.55%
                                   0.45%
                                   0.35%
                              -:   0.25%

Service Providers and Underwriter

PFPC Inc. ("PFPC") (formerly known as First Data Investor Services Group), 3200 Horizon Drive, King of Prussia, PA 19406, provides most of the back office services on the funds' behalf. Pursuant to certain agreements, PFPC provides the services commonly and separately referred to as: Fund Administration, Fund Accounting, Transfer Agency and Custody Administration.

As the funds' accounting services agent, PFPC is responsible for certain accounting services such as computation of the net asset value of the funds' shares and maintenance of the funds' books and financial records.

The amount of accounting services fees paid by each fund to PFPC for the last three fiscal years is as follows:

          -----------------------------------------------------------------

                                      SGF           SMDS             SSCV
          -----------------------------------------------------------------

          December 31, 1999        $32,643        $35,415           $31,507
          -----------------------------------------------------------------

          December 31, 1998        $20,000        $26,500           $27,364
          -----------------------------------------------------------------

          December 31, 1997        $20,000        $26,000           $21,666
          -----------------------------------------------------------------

As the funds' administrative services agent, PFPC is responsible for certain administrative services such as: (1) coordinate and monitor the activities of any other third party service provider providing services to the funds (e.g. the funds' independent auditors, printers, etc.); (2) provide the funds with necessary office space, telephones and other communications facilities and personnel competent to perform the responsibilities under the administrative services agreements; (3) maintain such books and records of the funds as may be required by applicable Federal or state law; (4) prepares and, after approval by the funds, files and arranges for the distribution of proxy materials and periodic reports to shareholders of the funds as required by applicable law; (5) prepares and, after approval by the funds, arranges for the filing of such registration statements and other documents with the U.S. Securities and Exchange Commission and any other Federal or state regulatory authorities as may be required by applicable law; (6) reviews and submits to the officers of the funds for their approval, invoices or other requests for payment of the funds' expenses and instructs the funds' custodian to issue checks in payment thereof, and (7) takes such other action with respect to the funds as may be deemed by PFPC to appropriately perform its duties under the administrative services agreements.

In consideration for providing administrative and accounting services, the funds have agreed to pay PFPC a fee, based on each portfolio's average net assets, computed daily and paid monthly as follows : 0.10% of the first $250 million of average net assets; 0.075% of the next $250 million of average net assets; 0.05% of the next $250 million of average net assets; and 0.03% of average net assets in excess of $750 million.

The amount of administrative services fees paid by each fund to PFPC for the last three fiscal years is as follows:

     -----------------------------------------------------------------

                                 SGF*          SMDS*            SSCV*
     -----------------------------------------------------------------

     December 31, 1999          $32,224       $40,578          $23,881
     -----------------------------------------------------------------

     December 31, 1998          $30,000       $30,500          $30,000
     -----------------------------------------------------------------

     December 31, 1997          $30,000       $30,000          $10,833
     -----------------------------------------------------------------

* The investment advisor has waived $15,000 annually of the compensation due it under the investment advisory agreement, to offset a portion of the fee that the fund will incur under the administration agreement. This fee waiver can be terminated or reduced by the investment advisor upon 60 days prior written notice to the fund.

PFPC also serves as the funds' transfer agent and dividend-paying agent. PFPC annually receives $17.00 per account for SGF and SSCV and $19.00 per account for SMDS for providing transfer agent and dividend disbursing agent services.

The funds' independent auditor is Tait, Weller & Baker, 8 Penn Center Plaza, Suite 800, Philadelphia PA 19103. The auditor's responsibilities are (1) to ensure that all relevant accounting principles are being followed by the funds; and (2) to report to the Boards of Directors concerning the funds' operations.

The Bank of New York, 48 Wall Street, New York, New York 10286 serves as the custodian of each fund's assets pursuant to custodian agreements. Under such agreements, The Bank of New York (1) maintains a separate account or accounts in the name of the funds; (2) holds and transfers portfolio securities on account of the funds; (3) accepts receipts and makes disbursements on money on behalf of the funds; (4) collects and receives all income and other payments and distributions on account of the funds' securities; and (5) makes periodic reports to the Boards of Directors concerning the funds' operations.

Provident Distributors, Inc. ("PDI"), serves as the funds' principal underwriter pursuant to Underwriting Agreements for the limited purpose of acting as statutory underwriter to facilitate the registration of shares of each fund. PDI's business address is 3200 Horizon Drive, King of Prussia, PA 19406-0903.

For the services to be provided in facilitating the qualification of each fund's shares under state securities laws, PDI receives an annual fee of $5,000 from each fund for providing these services. Prior to December 1, 1999, First Data Distributors, Inc., a wholly-owned subsidiary of PFPC, served as the funds' principal underwriter and was paid $3,000 per year per fund.

Year 2000 Compliance

The funds did not experience any significant malfunctions or errors in the computer systems used by its service providers when the date changed from 1999 to 2000. Based on operations since January 1, 2000, the funds do not expect any significant impact to its on-going business as a result of the Year 2000 issue. However, it is possible that the full impact of the date change, which was of concern due to computer programs that use two digits instead of four digits to define years, has not been fully recognized. For example, it is possible that Year 2000 or similar issues, such as leap year-related problems, may affect the computer systems used by the funds' service providers at month, quarter or year end. The funds believe that any such problems are likely to be minor and correctable.


               PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS

The funds seek to obtain the best price and execution in all purchases and sales of securities, except when the authorization to pay higher commissions for research and services, as provided for in the investment advisory agreements, is exercised. Purchases and sales of over-the-counter securities are ordinarily placed with primary market makers acting as principals. Consistent with its obligation to seek the best price and execution, each fund may place some purchases and sales of portfolio securities with dealers or brokers who provide statistical and research information to the investment advisor. Statistical and research services furnished by brokers through whom the funds effects securities transactions in accordance with these procedures are ordinarily of general application and may be used by the investment advisor in servicing other accounts as well as that of the funds. In addition, not all such services may be used in connection with the investment advisor's activities on behalf of the funds. Portfolio transactions are assigned to brokers, and commission rates negotiated, based on an assessment of the reliability and quality of a broker's services, which may include research and statistical information such as reports on specific companies or groups of companies, pricing information, or broad overviews of the stock market and the economy.

Although investment decisions for the funds will be made independently from investment decisions made with respect to other clients advised by the investment advisor, simultaneous transactions may occur on occasion when the same security is suitable for the investment objectives of more than one client. When two or more such clients are simultaneously engaged in the purchase or sale of the same security, to the extent possible the transactions will be averaged as to price and allocated among the clients in accordance with an equitable formula. In some cases, this system could have a detrimental effect on the price or quantity of a security available to the funds. In other cases, however, the ability of the funds to participate with other clients of the investment advisor in volume transactions may produce better executions for the funds.

The investment advisory agreements contain provisions which authorize the investment advisor to pay on behalf of the funds brokerage commissions in excess of commissions which might be charged by other brokers, where a determination is made that the amount of commission paid is reasonable in relation to the brokerage and research services provided by the broker to the funds, viewed in terms of the particular transaction or the overall responsibilities of the investment advisor with respect to the funds. In addition, the investment advisory agreements recognize that the investment advisor may, at its expense, acquire statistical and factual information, advice about economic factors and trends and other appropriate information from others in carrying out its obligations.

The amount of total brokerage commissions attributable to each fund for the last three fiscal years are as follows*:

     ---------------------------------------------------------------------

                                      SGF            SMDS            SSCV
     ---------------------------------------------------------------------

     December 31, 1999              $62,950        $ 79,706        $60,361
     ---------------------------------------------------------------------

     December 31, 1998              $47,812        $ 64,746        $74,069
     ---------------------------------------------------------------------

     December 31, 1997              $46,704        $184,272        $41,488
     ---------------------------------------------------------------------

* Substantially all of which were paid to brokers which had provided research, statistical data or pricing information to the investment advisor.


                      PURCHASE AND REDEMPTION INFORMATION

Please call PFPC at (800) 472-4266 to verify required language for all retirement plan redemption requests or to obtain the Retirement Plan Withdrawal Form. No redemption shall be made unless your Application is first on file. In addition, a fund will not accept redemption requests until checks (including certified checks or cashier's checks) received for the shares purchased have cleared, which can be as long as 15 days.

Redemption requests mailed to the investment advisor must be forwarded to the transfer agent and will not be effected until they are received in good order by the transfer agent. The transfer agent cannot accept redemption requests which specify a particular forward date for redemption.

All withdrawals under the Systematic Cash Withdrawal Plan are processed on the 25th of the month or, if such day is not a business day, on the next business day and paid promptly thereafter. Please complete the appropriate section on the Application, indicating the amount of the distribution and the desired frequency.

If withdrawals under the Systematic Cash Withdrawal Plan exceed income dividends and capital gains distributions, your invested principal will be depleted. Thus, depending on the size of withdrawal payments and fluctuations in the value of your shares, your original investment could be exhausted entirely. You may change or stop the plan at any time by written notice to the funds. Dividends and capital gains distributions must be reinvested automatically to participate in this plan. Stock certificates cannot be issued under the Systematic Cash Withdrawal Plan.

The right of redemption may not be suspended or payment upon redemption deferred for more than five business days, or such shorter time period as may be required by applicable SEC rules, except: (1) when trading on the NYSE is restricted as determined by the SEC or the NYSE is closed for other than weekends and holidays; (2) when the SEC has by order permitted such suspension; or (3) when an emergency, as defined by the rules of the SEC, exists, making disposal of portfolio securities or valuation of net assets of a fund not reasonably practicable. In case of a suspension of the determination of the net asset value, the right of redemption is also suspended and unless you withdraw your request for redemption, you will receive payment at the net asset value next determined after termination of the suspension.

As provided in each fund's Articles of Incorporation, payment for shares redeemed may be made either in cash or in-kind, or partly in cash and partly in-kind. However, the funds have elected, pursuant to Rule 18f-1 under the 1940 Act, to redeem shares solely in cash up to the lesser of $250,000, or one percent of the net asset value of the fund, during any 90 day period for any one shareholder. Payments in excess of this limit will also be made wholly in cash unless the Board of Directors of such fund believes that economic conditions exist which would make such a practice detrimental to the fund. Any portfolio securities paid or distributed in-kind will be in readily marketable securities, and will be valued as described under "Pricing Fund Shares" in the Prospectus. Subsequent sale of such securities would require payment of brokerage commissions or spreads by the investor.

The value of your shares on redemption may be more or less than the cost of such shares to you depending upon the net asset value of the fund's shares at the time of redemption.

                     RETIREMENT PLANS (the "PLANS")

Defined Contribution Plans

The funds offer a profit sharing and a money purchase plan (the "Defined Contribution Plans") for use by both self-employed individuals (sole proprietorships and partnerships) and corporations who wish to use shares of the funds as a funding medium for a retirement plan qualified under the Internal Revenue Code (the "Code").

The Code provides certain tax benefits for participants in a Defined Contribution Plan. For example, amounts contributed to a Defined Contribution Plan and earnings on such amounts are not taxed until distributed. However, distributions to a participant from a Defined Contribution Plan before the participant attains age 59 1/2 will (with certain exceptions) result in an additional 10% tax on the amount included in the participant's gross income.

Individual Retirement Accounts

The funds offer an individual retirement account (the "Traditional IRA") for use by individuals with compensation for services rendered (including earned income from self-employment) who wish to use shares of the funds as a funding medium for individual retirement saving. However, except for rollover contributions, an individual who has attained, or will attain, age 70 1/2 before the end of the taxable year may only contribute to a Traditional IRA for his or her nonworking spouse under age 70 1/2. Distributions of an individual's Traditional IRA assets (and earnings thereon) before the individual attains age 59 1/2 will (with certain exceptions) result in an additional 10% tax on the amount included in the individual's gross income. Earnings on amounts contributed to the Traditional IRA are not subject to federal income tax until distributed.

The funds also have available a Roth Individual Retirement Account (the "Roth IRA") for retirement saving for use by individuals with compensation for services rendered. A single individual with modified adjusted gross income of up to $110,000 may contribute to a Roth IRA (for married couples filing jointly, the modified adjusted gross income limit is $160,000), and contributions may be made even after the Roth IRA owner has attained age 70 1/2, as long as the owner has earned income. Contributions to a Roth IRA are not deductible. Earnings on amounts contributed to a Roth IRA, however, are not subject to federal income tax when distributed if the distribution is a "qualified distribution" (i.e., the Roth IRA has been held for at least five years beginning with the first tax year for which a contribution was made to the Roth IRA and the distribution is due to the account owner's attainment of age 59 1/2, disability or death, or for qualified first-time homebuyer expenses). A non-qualified distribution of an individual's Roth IRA assets (and the earnings thereon) will (with certain exceptions) result in an additional 10% tax on the amount included in the individual's gross income.

Except for amounts converted to a Roth IRA and rollovers, the total annual contributions to all of an individual's Traditional and Roth IRAs may not exceed the lesser of $2,000 or 100% of the individual's compensation.

Unless the individual's modified adjusted gross income (or the modified adjusted gross income of a married couple, filing jointly) is more than $100,000, or the individual is married and filing a separate tax return, the individual is eligible to roll over, transfer or convert all or any portion of existing Traditional IRA(s) into Roth IRA(s). A separate Roth Conversion IRA should generally be established to hold conversion amounts. If the Roth IRA is designated as a Roth Conversion IRA, the only permissible contributions are amounts converted from a Traditional IRA during the same tax year. The amount of the conversion from the Traditional IRA to the Roth IRA will be treated as a distribution for income tax purposes and is includible in the individual's gross income (except for any nondeductible contributions). Although the conversion amount is generally included in income, the 10% early distribution penalty will not apply to rollovers or conversions from a Traditional IRA to a Roth IRA, regardless of whether the individual qualifies for any exceptions to the 10% penalty.


Savings Incentive Match Plan for Employees of Small Employers

The funds also have available a simplified tax-favored retirement plan for employees of small employers (a "SIMPLE IRA Plan"). If an employer establishes a SIMPLE IRA Plan, contributions under the Plan are made to eligible employees' SIMPLE individual retirement accounts ("SIMPLE IRAs"). Each eligible employee may choose to defer a percentage of his or her pre-tax compensation to the employee's SIMPLE IRA. The employer must generally make an annual matching contribution to the SIMPLE IRA of each eligible employee equal to the employee's salary reduction contributions, up to a limit of 3% of the employee's compensation. Alternatively, the employer may make an annual non-discretionary contribution to the SIMPLE IRA of each eligible employee equal to 2% of each employee's compensation. The Code provides tax benefits for contributions by an employer to an employee's SIMPLE IRA. For example, contributions to an employee's SIMPLE IRA are deductible (subject to certain limits) and the contributions and earnings thereon are not taxed until distributed.

403(b)(7) Retirement Plan

The funds offer a plan (the "403(b)(7) Plan") for use by schools, hospitals, and certain other tax-exempt organizations or associations who wish to use shares of the funds as a funding medium for a retirement plan for their employees. Contributions are made to the 403(b)(7) Plan based on a reduction of the employee's regular compensation. Such contributions, to the extent they do not exceed applicable limitations (including a generally applicable limitation of $10,500 for 2000), are excludable from the gross income of the employee for Federal income tax purposes. Assets withdrawn from the 403(b)(7) Plan are subject to Federal income tax and to the additional 10% tax on early withdrawals discussed above under "Defined Contribution Plans."

General Information

Distributions of net investment income and capital gains on retirement plan shares will be reinvested automatically in the funds.

The custodian of the Plans is Semper Trust Company ("Semper"), Plymouth Meeting, Pennsylvania. Semper is controlled by certain Directors and officers of the funds and certain directors and officers of Stratton Management Company. PFPC serves as the fiduciary agent for Semper and in such capacity is responsible for all record keeping, applicable tax reporting and fee collection in connection with the plan accounts. Semper is entitled to deduct its fees and administrative expenses by liquidating shares annually in September, unless the annual maintenance fee is paid separately to PFPC. The annual maintenance fee is currently $12.00 per plan account. This fee may be amended upon 30 days notice by Stratton Management Company, Semper or PFPC in the future.

The foregoing brief descriptions are not complete or definitive explanations of the Defined Contribution, Traditional IRA, Roth IRA, Simple IRA or 403(b)(7) Plans available for investment in the funds. Any person who wishes to establish a retirement plan account may do so by contacting the funds directly. The complete Plan documents and applications will be provided to existing or prospective shareholders upon request, without obligation. Since all these Plans involve setting aside assets for future years, it is important that investors consider their needs and whether the investment objective of the funds as described in this Statement of Additional Information and in the Prospectus is most likely to fulfill them. The funds recommend that investors consult their attorneys or tax advisors to determine if the retirement programs described herein are appropriate for their needs.


                         INFORMATION CONCERNING TAXES

The following summarizes certain additional tax considerations generally affecting the funds and their shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the funds or their shareholders, and the discussion here and in the Prospectus is not intended as a substitute for careful tax planning. Potential investors should consult their tax advisors with specific reference to their own tax situation.

Each fund intends to qualify as a regulated investment company (a "RIC") under Subchapter M of the Internal Revenue Code, as amended ("the Code") for each taxable year. As a RIC, each fund is exempt from Federal income and excise tax on its income and gains that it distributes to shareholders.

To maintain its RIC status, each fund must satisfy certain distribution requirements and certain requirements with respect to the source of its income for a taxable year and the diversification of its investments. Complying with these tests may limit somewhat the fund's freedom in pursuing its investment objectives.

SMDS has a capital loss carryover available to offset future capital gains, if any, of approximately $15,684,000 of which $7,681,000 expires in 2000, $4,331,000 expires in 2003, $1,167,000 expires in 2005 and $2,505,000 expires in
2007. SSCV has a capital loss carryover available to offset future capital gains, if any, of approximately $124,000, which expires in 2006.

A 4% nondeductible excise tax is imposed on RICs that fail to currently distribute an amount equal to specified percentages of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses). The funds intend to make sufficient distributions or deemed distributions prior to the end of each calendar year to avoid liability for this excise tax. If a fund were to fail to make sufficient distributions in a year, the fund could be subject to excise tax and/or corporate income tax in respect of the shortfall or, if the shortfall were substantial enough, the fund could be disqualified as a RIC.

If for any fiscal year a fund does not qualify for the special tax treatment afforded RICs, all of its taxable income will be subject to Federal income tax at regular corporate rates (without any deduction for distributions to its shareholders). In such event, dividend distributions would be taxable as ordinary income to shareholders to the extent of the fund's current and accumulated earnings and profits, and would be eligible for the dividends received deduction for corporations.

The foregoing discussion is based on Federal tax laws and regulations that are in effect on the date of this Statement of Additional Information. These laws and regulations may be changed by legislative or administrative action.


                          DESCRIPTION OF COMMON STOCK

SGF's authorized capital is 10,000,000 shares of common stock, par value $0.10 per share. SMDS' authorized capital is 10,000,000 shares of common stock, par value $1.00 per share. The Stratton Funds, Inc. is authorized to issue 1,000,000,000 shares of common stock, par value $0.001 per share, and to classify and reclassify any authorized and unissued shares into one or more series or classes. At present, the Board of Directors of The Stratton Funds, Inc. has authorized the issuance of 200,000,000 shares of Class A common stock representing interests in SSCV.

There are no conversion or preemptive rights in connection with any shares of the funds, nor are there cumulative voting rights. Shares of each fund are freely transferable. Each share of a particular fund has equal voting, dividend and distribution, and liquidation rights with other shares of such fund. When issued for payment as described in its Prospectus, a fund's shares will be fully paid and nonassessable. Fractional shares of a fund have proportionately the same rights as provided for full shares of the particular fund.

Each fund does not presently intend to hold annual meetings of shareholders except as required by the 1940 Act or other applicable law. SGF, SMDS and The Stratton Funds, Inc. are each a separate legal entity and the shareholders of each will vote separately. Under certain circumstances, shareholders have the right to call a shareholders meeting to consider the removal of one or more directors.

Rule 18f-2 under the Investment Company Act of 1940 provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as The Stratton Funds, Inc. shall not be deemed to have been effectively acted upon unless approved by a majority of the outstanding shares of the fund affected by the matter. A fund affected by a matter unless it is clear that the interests of the fund in the matter are substantially identical or that the matter does not affect any interest of the fund. Under Rule 18f-2, the approval of an investment advisory agreement or any change in fundamental investment policy would be effectively acted upon with respect to a fund only if approved by a majority of the outstanding shares of such fund. However, the Rule also provides that the ratification of independent public accountants and the election of directors may be effectively acted upon by shareholders of The Stratton Funds, Inc. voting without regard to a fund.

Investors should be aware that by combining the Prospectus of each fund into one document, there is the possibility that one fund may become liable for any misstatements in the Prospectus about another fund. To the extent that a fund incurs such liability, a shareholders investment in such fund could be adversely affected.


                           PERFORMANCE CALCULATIONS

From time to time, the funds' total return may be quoted in advertisements, shareholder reports or other communications to shareholders. Each fund's total return may be calculated on an average annual total return basis, and may also be calculated on an aggregate total return basis, for various periods. Average annual total return reflects the average annual percentage change in value of an investment in a fund over the measuring period. Aggregate total return reflects the total percentage change in value over the measuring period. Both methods of calculating total return assume that dividends and capital gains distributions made by a fund during the period are reinvested in such fund's shares.

The total return of each fund may be compared to that of other mutual funds with similar investment objectives and to bond and other relevant indices or to rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. For example, the total return of a fund's shares may be compared to data prepared by Lipper Analytical Services, Inc., National Association of Real Estate Investment Trusts and to indices prepared by Dow Jones & Co., Inc. and Standard & Poor's Ratings Group.

Performance quotations of each fund represent such fund's past performance, and should not be considered as representative of future results. The investment return and principal value of an investment in a fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Any fees charged by broker-dealers, banks or other financial institutions directly to their customer accounts in connection with investments in shares of a fund will not be included in the fund's calculations of total return. Further information about the performance of each fund is included in the fund's most recent Annual Report which may be obtained without charge by contacting the fund at (800) 634-5726.

Total Return Calculations

The funds compute their average annual total return by determining the average annual compounded rate of return during specified periods that equate the initial amount invested to the ending redeemable value of such investment. This is done by dividing the ending redeemable value of a hypothetical $1,000 initial investment by $1,000 and raising the quotient to a power equal to one divided by the number of years (or fractional portion thereof) covered by the computation and subtracting one from the result.


This calculation can be expressed as follows:
                             T = [ (ERV)/1/n/  - 1 ]
                                     P
          Where:   T     =   average annual total return.

                   ERV   =   ending redeemable value at the end of the period
                             covered by the computation of a hypothetical $1,000 investment made at the beginning of the period.

                   P     =   hypothetical initial investment of $1,000.

                   n     =   period covered by the computation, expressed in
                             terms of years.

The funds compute their aggregate total return by determining the aggregate compounded rate of return during specified periods that likewise equate the initial amount invested to the ending redeemable value of such investment.

The formula for calculating aggregate total return is as follows:

                             A = [( ERV  ) -  1 ]
                                     P
          Where:   A     =   aggregate total return.


                   ERV   =   ending redeemable value at end of the period
                             covered by the computation of a hypothetical $1,000 investment made at the beginning of the period.

                   P     =   hypothetical initial investment of $1,000.

The calculations of average annual total return and aggregate total return assume the reinvestment of all dividends and capital gain distributions on the reinvestment dates during the period. The ending redeemable value (variable "ERV" in each formula) is determined by assuming complete redemption of the hypothetical investment and the deduction of all nonrecurring charges at the end of the period covered by the computations.

Since performance will fluctuate, performance data for the funds cannot necessarily be used to compare an investment in the funds' shares with bank deposits, savings accounts and similar investment alternatives which often provide an agreed or guaranteed fixed yield for a stated period of time. Shareholders should remember that performance is generally a function of the kind and quality of the instruments held in a portfolio, portfolio maturity, operating expenses and market conditions.

Based on the foregoing calculations, the average annual total returns for the funds for the one year, five year and ten year periods ended December 31, 1999 were as follows:


-------------------------------------------------------------------------------
          Fund           1 Year                5 Year                10 Year
-------------------------------------------------------------------------------
          SGF            (9.29%)               16.68%               11.61%
-------------------------------------------------------------------------------
          SMDS           (6.25%)                5.54%                5.81%
-------------------------------------------------------------------------------
          SSCV           (1.98%)               13.05%               10.27%*
-------------------------------------------------------------------------------

Based on the foregoing calculations, the aggregate total returns for the funds for the five year and ten year periods ended December 31, 1999 were as follows:

                 --------------------------------------------
                       Fund        5 Year       10 Year
                 --------------------------------------------
                       SGF         116.23%     199.94%
                 --------------------------------------------
                       SMDS         30.95%      75.96%
                 --------------------------------------------
                       SSCV         84.63%      93.20%*
                 --------------------------------------------


* Performance information for this fund is based on the life of the fund from April 12, 1993 (commencement of operations) through December 31, 1999.


                             FINANCIAL STATEMENTS

The audited financial statements and notes thereto for SGF, SMDS, and SSCV contained in such funds' Annual Report dated December 31, 1999 are incorporated by reference into this Statement of Additional Information and have been audited by Tait, Weller & Baker, whose reports also appear in the 1999 Annual Report and are also incorporated by reference herein. No other parts of the Annual Report are incorporated by reference herein. Such financial statements and notes thereto have been incorporated herein in reliance on the reports of Tait, Weller & Baker, independent accountants, given on the authority of said firm as experts in auditing and accounting, incorporating by reference from such funds' 1999 Annual Report to Shareholders.

                        POST-EFFECTIVE AMENDMENT NO. 11
                           The Stratton Funds, Inc.

                    TO REGISTRATION STATEMENT NO. 33-57166
                                      on
                                   Form N-1A


PART C. OTHER INFORMATION

Item 23.       Exhibits

        (a)    Articles of Incorporation

               (i) Articles of Incorporation of Registrant, dated January 5, 1993, are incorporated herein by reference to Exhibit No.
                       99.1 of Post-Effective Amendment No. 5 to Registrant's Registration Statement on Form N-1A (File No.'s 33-57166/811-7434), filed on July 29, 1996 ("Post-Effective
                       Amendment No. 5").

               (ii) Articles Supplementary to Articles of Incorporation, dated December 9, 1997, are incorporated by reference to
                       Exhibit 99.1 of Post-Effective Amendment No. 9 to Registrant's Registration Statement on Form N-1A, filed on April 15, 1998 ("Post-Effective Amendment No. 9").

        (b) By-Laws of Registrant, dated January 15, 1993, are incorporated herein by reference to Exhibit No. 99.2 of Post-Effective Amendment No. 5.

        (c)    Instruments Defining Rights of Security Holders

               (i) Specimen certificate for shares of common stock of Stratton Small-Cap Yield Fund is incorporated herein by reference to Exhibit 99.4 of Post-Effective Amendment No. 6 to Registrant's Registration Statement on Form N-1A (File No.'s 33-57166/811-7434), filed on March 12, 1997
                       ("Post-Effective Amendment No. 6").

               (ii) Article VII, of the By-Laws, Exhibit (b) above, define the rights of security holders.

        (d) Investment Advisory Agreement, dated April 1, 1993, between Registrant and Stratton Management Company is incorporated herein by reference to Exhibit No. 99.5 of Post-Effective Amendment
               No. 5.


        (e) Underwriting Agreement, dated December 2, 2000, between Registrant and Provident Distributors, Inc. is filed herewith.

        (f)    None.

        (g)    Custodian Agreements

               (i) Custodian Agreement between Registrant and The Bank of New York, dated November 1, 1994, is incorporated herein by reference to Exhibit No. 99.8 (a) of Post-Effective Amendment No. 5.

               (ii) Custody Administration and Agency Agreement between Registrant and FPS Services, Inc., dated November 1, 1994, is incorporated herein by reference to Exhibit No.
                       99.8 (b) of Post-Effective Amendment No. 5.

        (h)    (i)     Administration Agreement, dated March 31, 1993, between
                       Registrant and FPS Services, Inc. is incorporated herein by reference to Exhibit 99.9 (a) of Post-Effective
                       Amendment No. 6.

               (ii) Shareholder Services Agreement, dated March 31, 1993, between Registrant and FPS Services, Inc. is incorporated herein by reference to Exhibit 99.9 (b) of Post-Effective Amendment No. 6.

               (iii) Accounting Services Agreement, dated March 31, 1993, between Registrant and FPS Services, Inc. is incorporated herein by reference to Exhibit 99.9 (c) of Post-Effective Amendment No. 6.

               (iv) Investment Company Services Agreement is incorporated herein by reference to Exhibit 99.9(d) of Post-Effective Amendment No. 9.

        (i) Opinion and Consents of Counsel on the legality of the securities being issued is incorporated herein by reference to Exhibit 99.10 of Post-Effective Amendment No. 8 to Registrant's Registration Statement on Form N-1A (File No.'s 33-57166/811-7434), filed on February 27, 1998 ("Post-Effective Amendment No. 8").


        (j)    Consent of Independent Auditors is filed herewith.

        (k)    None.



        (l) Letters of Understanding relating to Initial Capital between The Stratton Funds, Inc. and James W. Stratton, Arlene E. Stratton, Carol A. Stratton, John A. Affleck, Gerard E. Heffernan, Frank H. Reichel, III, James Van Dyke Quereau (individually) are incorporated herein by reference to Exhibit 99.13 of Post-Effective Amendment No. 6.


        (m)    None.

        (n)    Not applicable.

        (p)    To be filed by Amendment.

Item 24.       Persons Controlled by or under Common Control with Registrant

               Registrant is controlled by its Board of Directors.


Item 25.       Indemnification

               Section 2-418 of the Corporations and Associations Article of the Annotated Code of Maryland gives Registrant the power to indemnify its directors and officers under certain situations. Article SEVENTH section (a) & (b) of Registrant's Articles of Incorporation, incorporated by reference as Exhibit 99.1 of Post-Effective Amendment No. 5, and Article VI, Section 1 of Registrant's By-Laws, as amended, incorporated by reference as
               Exhibit 99.2 of Post-Effective Amendment No. 5, provide for the indemnification of Registrant's directors and officers. Each indemnification must be authorized by the Board of Directors of Registrant by a majority of a quorum consisting of directors who were not parties to the action, suit or proceeding, or by independent legal counsel in a written opinion, or by the shareholders. Notwithstanding the foregoing, Article VI Section 1
               (a) of Registrant's By-Laws provides that no director or officer of Registrant shall be indemnified against liability to Registrant or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person's duties to the corporation.

               In addition, the aforesaid section of the Corporations and Associations Article of the Annotated Code of Maryland gives Registrant the power (a) to purchase and maintain insurance for its directors and officers against any liability asserted against them and incurred by them in that capacity or arising out of their status as such, whether or not Registrant would have the power to indemnify such directors and officers under such statute, and (b) under certain circumstances to pay the reasonable expenses incurred by a director or officer in defending an action, suit or proceeding in advance of the final disposition of the action, suit or proceeding.

               Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant, pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

               Indemnification of Registrant's Custodian, Transfer Agent, Accounting/Pricing Agent and Administrator against certain stated liabilities is provided for the following documents:

                    (a) Section 8(d) of Administration Agreement between the Registrant and FPS Services, Inc. included as Exhibit 99.9.a.;

                    (b) Section 24(c) of Shareholder Services Agreement between the Registrant and FPS Services, Inc. included as Exhibit 99.9.b;

                    (c) Section 11(c) of Accounting Services Agreement, between the Registrant and FPS Services, Inc. included as Exhibit 99.9.c; and

                    (d) Article XVII (14) of Custodian Agreement between the Registrant and Bank of New York, incorporated herein by reference to Exhibit 99.8.a of Post-Effective Amendment No. 5.

Item 26.       Business and Other Connections of Advisor

               Stratton Management Company provides investment advisory services consisting of portfolio management for a variety of individuals and institutions, and as of December 31, 1999 had approximately $1.65 billion in assets under management. It presently also acts as investment advisor to two other registered investment companies, Stratton Monthly Dividend REIT Shares, Inc. and Stratton Growth Fund, Inc.

               For information as to any other business, vocation or employment of a substantial nature in which each director or officer of the Registrant's investment advisor has been engaged for his own account or in the capacity of director, officer, employee, partner or trustee, reference is made to the Form ADV (File #801-
               8681) filed by it under the Investment Advisors Act of 1940, as amended.


Item 27.       Principal Underwriter

        (a) Provident Distributors, Inc., the principal underwriter for the Registrant's securities, currently acts as principal underwriter for the following entities:

               International Dollar Reserve Fund I, Ltd.
               Provident Institutional Funds Trust
               Pacific Innovations Trust
               Columbia Common Stock Fund, Inc.
               Columbia Growth Fund, Inc.
               Columbia International Stock Fund, Inc.
               Columbia Special Fund, Inc.
               Columbia Small Cap Fund, Inc.
               Columbia Real Estate Equity Fund, Inc.
               Columbia Balanced Fund, Inc.
               Columbia Daily Income Company
               Columbia U.S. Government Securities Fund, Inc. Columbia Fixed Income Securities Fund, Inc. Columbia Municipal Bond Fund, Inc.
               Columbia High Yield Fund, Inc.
               Columbia National Municipal Bond Fund, Inc.
               GAMNA Series Funds, Inc.
               WT Investment Trust
               Kalmar Pooled Investment Trust
               The RBB Fund, Inc.
               Robertson Stephens Investment Trust
               HT Insight Funds, Inc.
               Harris Insight Funds Trust
               Hilliard-Lyons Government Fund, Inc

               Hilliard-Lyons Growth Fund, Inc.
               Hilliard-Lyons Research Trust
               Senbanc Fund
               ABN AMRO Funds
               Alleghany Funds
               BT Insurance Funds Trust
               First Choice Funds Trust
               Forward Funds, Inc.
               IAA Trust Asset Allocation Fund, Inc.
               IAA Trust Growth Fund, Inc.
               IAA Trust Tax Exempt Bond Fund, Inc.
               IAA Trust Taxable Fixed Income Series Fund, Inc.
               IBJ Funds Trust
               Light Index Funds, Inc.
               LKCM Funds
               Matthews International Funds
               McM Funds
               Metropolitan West Funds
               New Covenant Funds, Inc.
               Panorama Trust
               Smith Breeden Series Funds
               Smith Breeden Trust
               Stratton Growth Fund, Inc.
               Stratton Monthly Dividend REIT Shares, Inc.
               The Stratton Funds, Inc.
               The Galaxy Fund
               The Galaxy VIP Fund
               Galaxy Fund II
               The Govett Funds, Inc.
               Trainer, Wortham First Mutual Funds
               Undiscovered Managers Funds
               Wilshire Target Funds, Inc.
               Weiss, Peck & Greer Funds Trust
               Weiss, Peck & Greer International Fund
               WPG Growth and Income Fund
               WPG Growth Fund
               WPG Tudor Fund
               RWB/WPG U.S. Large Stock Fund
               Tomorrow Funds Retirement Trust

               The BlackRock Funds, Inc. (Distributed by BlackRock Distributors, Inc. a wholly owned subsidiary of Provident Distributors, Inc.)

               Northern Funds Trust (Distributed by Northern Funds Distributors, LLC. a wholly owned subsidiary of Provident Distributors, Inc.)

               The Offit Investment Fund, Inc. (Distributed by Offit Funds Distributor, Inc. a wholly owned subsidiary of Provident Distributors, Inc.)

               The Offit Variable Insurance Fund, Inc. (Distributed by Offit Funds Distributor, Inc. a wholly owned subsidiary of Provident Distributors, Inc.)

               Provident Distributors, Inc. is registered with the Securities and Exchange Commission as a broker-dealer and is a member of the National Association of Securities Dealers. Provident Distributors, Inc. is located at 3200 Horizon Drive, King of Prussia, PA 19406-0903.

        (b) The following table provides the information required by Item 27(b) with respect to each director, officer, or partner of Provident Distributors, Inc.:

               Name                      Ownership            Director               Title
               ----                      ---------            --------               -----
               Philip H. Rinnander                                                   President & Treasurer
               Jane Haegele              100% Owner           Director               Secretary
               Jason A. Greim                                                        Vice President
               Barbara A. Rice                                                       Vice President
               Jennifer K. Rinnander                                                 Vice President
               Lisa M. Buono                                                         Vice President &
                                                                                     Compliance Officer

        (c)    Not applicable.


Item 28.       Location of Accounts and Records

               All records described in Section 31(a) of the 1940 Act and Rules 17 CFR 270.31a-1 to 31a-3 promulgated thereunder, are maintained by Stratton Management Company, the Fund's Investment Advisor, Plymouth Meeting Executive Campus, 610 W. Germantown Pike, Suite 300, Plymouth Meeting, Pennsylvania 19462-1050, except for those maintained by the Fund's Custodian, The Bank of New York, 48 Wall Street, New York, New York 10286, and PFPC Inc., the Fund's Administrator, Transfer, Redemption and Dividend Disbursing Agent, Administrator of its Retirement Plans and Accounting Services Agent, 3200 Horizon Drive, King of Prussia Pennsylvania, 19406.


Item 29.       Management Services

               Not applicable.


Item 32.       Undertakings

               Registrant undertakes to provide its Annual Report upon request without charge to any recipient of the Fund's Prospectus.

                                  SIGNATURES


Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Post-Effective Amendment No. 11 to its Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the city of Plymouth Meeting, and the State of Pennsylvania, on the 28/th/ day of April, 2000.


         THE STRATTON FUNDS, INC.
         Registrant

         /s/ Frank H. Reichel, III
         -------------------------
         Frank H. Reichel, III, President


Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 11 to the Registration Statement of The Stratton Funds, Inc. has been signed below by the following persons in the capacities and on the date indicated.

Signature                                   Capacity                            Date
-------------------------------------------------------------------------------------------------------
/s/ James W. Stratton                       Director                            April 28, 2000
---------------------
James W. Stratton

/s/ Lynne M. Cannon                         Director                            April 28, 2000
-------------------
Lynne M. Cannon

/s/ John J. Lombard, Jr.                    Director                            April 28, 2000
------------------------
John J. Lombard, Jr.

/s/ Douglas J. MacMaster, Jr.               Director                            April 28, 2000
-----------------------------
Douglas J. MacMaster, Jr.

/s/ Henry A. Rentschler                     Director                            April 28, 2000
-----------------------
Henry A. Rentschler

/s/ Merritt N. Rhoad, Jr.                   Director                            April 28, 2000
-------------------------
Merritt N. Rhoad, Jr.

/s/ Richard W. Stevens                      Director                            April 28, 2000
----------------------
Richard W. Stevens

/s/ Patricia L. Sloan                       Treasurer                           April 28, 2000
---------------------
Patricia L. Sloan

/s/ Frank H. Reichel, III                   President                           April 28, 2000
-------------------------
Frank H. Reichel, III

                       SCHEDULE OF EXHIBITS TO FORM N-1A


Exhibit
Number            Exhibit
-------           -------
23(e)             Underwriting Agreement

23(j)             Consents of Independent Auditors